[GRAPHIC]

THE OAKMARK FUND

THE OAKMARK SELECT FUND

THE OAKMARK SMALL CAP FUND

THE OAKMARK EQUITY AND INCOME FUND

THE OAKMARK GLOBAL FUND

THE OAKMARK INTERNATIONAL FUND

THE OAKMARK INTERNATIONAL SMALL CAP FUND


PROSPECTUS
JANUARY 29, 2003



THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

ADVISED BY HARRIS ASSOCIATES L.P.

                                TABLE OF CONTENTS

OVERVIEW OF THE OAKMARK FAMILY OF FUNDS                                         1
Investment Objectives                                                           1
Principal Investment Strategies                                                 1

THE OAKMARK FUND (OAKMX)                                                        3
Investment Objective                                                            3
Principal Investment Strategy                                                   3
Principal Investment Risks                                                      3
Is The Fund Right For Me?                                                       3
Performance Information                                                         4
Fees and Expenses                                                               6

THE OAKMARK SELECT FUND (OAKLX)                                                 7
Investment Objective                                                            7
Principal Investment Strategy                                                   7
Principal Investment Risks                                                      7
Is The Fund Right For Me?                                                       8
Performance Information                                                         8
Fees and Expenses                                                              10

THE OAKMARK SMALL CAP FUND (OAKSX)                                             11
Investment Objective                                                           11
Principal Investment Strategy                                                  11
Principal Investment Risks                                                     11
Is The Fund Right For Me?                                                      12
Performance Information                                                        12
Fees and Expenses                                                              14

THE OAKMARK EQUITY AND INCOME FUND (OAKBX)                                     15
Investment Objective                                                           15
Principal Investment Strategy                                                  15
Principal Investment Risks                                                     15
Is The Fund Right For Me?                                                      16
Performance Information                                                        17
Fees and Expenses                                                              19

THE OAKMARK GLOBAL FUND (OAKGX)                                                20
Investment Objective                                                           20
Principal Investment Strategy                                                  20
Principal Investment Risks                                                     20
Is The Fund Right For Me?                                                      21
Performance Information                                                        21
Fees and Expenses                                                              23

THE OAKMARK INTERNATIONAL FUND (OAKIX)                                         24
Investment Objective                                                           24
Principal Investment Strategy                                                  24
Principal Investment Risks                                                     24
Is The Fund Right For Me?                                                      25
Performance Information                                                        25
Fees and Expenses                                                              27

THE OAKMARK INTERNATIONAL SMALL CAP FUND (OAKEX)                               28
Investment Objective                                                           28
Principal Investment Strategy                                                  28
Principal Investment Risks                                                     28
Is The Fund Right For Me?                                                      29
Performance Information                                                        30
Fees and Expenses                                                              32

HOW THE FUNDS PURSUE THEIR INVESTMENT OBJECTIVES                               33
Investment Techniques                                                          33
Risk Factors                                                                   34
Change in Objective                                                            37

MANAGEMENT OF THE FUNDS                                                        38

INVESTING WITH THE OAKMARK FAMILY OF FUNDS                                     40
Eligibility To Buy Shares                                                      40
Types of Accounts - Class I Shares                                             41
Types of Accounts - Class II Shares                                            41
Investment Minimums                                                            42
Share Price                                                                    42
General Purchasing Policies                                                    43
General Redemption Policies                                                    43

HOW TO BUY CLASS I SHARES                                                      45
By Check                                                                       45
By Wire Transfer                                                               45
By Electronic Transfer                                                         46
By Automatic Investment                                                        46
By Payroll Deduction                                                           47
By Exchange                                                                    48
By Internet                                                                    49

HOW TO SELL CLASS I SHARES                                                     50
In Writing                                                                     50
By Telephone                                                                   50
By Electronic Transfer                                                         51
By Exchange                                                                    51
By Wire Transfer                                                               52
By Automatic Redemption                                                        52
By Internet                                                                    52
Signature Guarantee                                                            53
Small Account Redemption                                                       53

SHAREHOLDER SERVICES                                                           54
Class I Shareholders                                                           54
Class II Shareholders                                                          55

DISTRIBUTIONS AND TAXES                                                        56
Distributions                                                                  56
Taxes                                                                          56

FINANCIAL HIGHLIGHTS                                                           58
Oakmark Fund                                                                   59
Select Fund                                                                    60
Small Cap Fund                                                                 61
Equity and Income Fund                                                         62
Global Fund                                                                    63
International Fund                                                             65
International Small Cap Fund                                                   66

                             OVERVIEW OF THE OAKMARK
                                 FAMILY OF FUNDS

INVESTMENT OBJECTIVES

THE OAKMARK FUND ("Oakmark Fund"), THE OAKMARK SELECT FUND ("Select Fund"), THE OAKMARK SMALL CAP FUND ("Small Cap Fund"), THE OAKMARK GLOBAL FUND ("Global Fund"), THE OAKMARK INTERNATIONAL FUND ("International Fund") and THE OAKMARK INTERNATIONAL SMALL CAP FUND ("International Small Cap Fund") seek long-term capital appreciation. THE OAKMARK EQUITY AND INCOME FUND ("Equity and Income Fund") seeks high current income and preservation and growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

PHILOSOPHY

The Oakmark Family of Funds uses a value investment philosophy in selecting equity securities. This investment philosophy is based upon the belief that, over time, a company's stock price converges with the company's true business value. By "true business value" the Funds mean an estimate of the price a knowledgeable buyer would pay to acquire the entire business. The Funds believe that investing in securities priced significantly below their true business value presents the best opportunity to achieve a Fund's investment objective.

PROCESS

The Funds' adviser, Harris Associates L.P. (called the "Adviser" in this prospectus), uses this value philosophy to identify companies that it believes have discounted stock prices compared to the companies' true business values.
     In assessing such companies, the Adviser looks for the following characteristics, although not all of the companies selected will have these attributes:

-    free cash flows and intelligent investment of excess cash;

-    earnings that are growing and are reasonably predictable; and

-    high level of manager ownership.

The Adviser focuses on individual companies in making its investment decisions rather than on specific economic factors or specific industries. In order to select those that meet the criteria described above, the Adviser uses independent, in-house research to analyze each company. As part of this selection process, its analysts typically visit companies and talk to various industry sources.
     The chief consideration in the selection of stocks for the Funds is the size of the discount of a company's stock price compared to the company's true business value. Once the Adviser determines that a stock is selling at a significant discount (typically 60% of its estimated worth) and the company has the additional qualities mentioned above, the Adviser generally will consider buying that stock for a Fund. The Adviser usually sells a stock when the price approaches 90% of its estimated worth. This means the Adviser sets specific "buy" and "sell" targets for each stock held by a Fund. The Adviser also monitors each holding and adjusts those price targets as warranted to reflect changes in a company's fundamentals.

MANAGING RISK

Each Fund tries to manage some of the risks of investing in common stock by purchasing stocks whose prices the Adviser considers low relative to the companies' true business values. Each Fund seeks companies with solid finances and proven records and the Fund continuously monitors each portfolio holding.
     Equity and Income Fund attempts to manage the risks of investing in bonds by conducting independent evaluations of the creditworthiness of the bonds and the companies and by actively managing the average duration of the bonds in anticipation of interest rate changes.
     Furthermore, Global Fund, International Fund, and International Small Cap Fund attempt to manage some of the risks of investing in foreign securities by considering the relative political and economic stability of a company's home country, the ownership structure of the company, and the company's accounting practices.

PORTFOLIO STRUCTURE

The Adviser believes that holding a small number of stocks allows its "best ideas" to have a meaningful impact on fund performance; therefore, the portfolio of each Fund, except Select Fund, typically holds 30 to 60 stocks rather than hundreds. Select Fund generally holds 15 to 20 stocks in its portfolio.
     The Funds' value strategy also emphasizes investing for the long-term. The Adviser believes that the market will ultimately discover these undervalued companies, so it gives them the time such recognition requires. The Adviser has found that generally it takes two to three years for the gap between stock price and true business value to close. Therefore, successful implementation of this value investment philosophy requires that the Funds and their shareholders have a long-term investment horizon.

                                THE OAKMARK FUND


INVESTMENT OBJECTIVE

Oakmark Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY

Oakmark Fund invests primarily in common stocks of U.S. companies.

PRINCIPAL INVESTMENT RISKS

Although Oakmark Fund makes every effort to achieve its objective of long-term capital appreciation, it cannot guarantee it will attain that objective. Following are the principal risks of investing in the Fund:

NOT A BANK DEPOSIT. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Fund.

COMMON STOCKS. The Fund invests mostly in common stocks, which are a type of equity security that represents an ownership interest in a corporation. One of the risks of investing in common stock is that a company's stock value may go up or down depending on the company's business success or other economic or market factors. This potential for fluctuation is called market risk and can affect the value of your shares of the Fund. When you sell your shares of the Fund, they may be worth more or less than you paid for them.

VALUE STYLE. Investing in "value" stocks presents the risk that the stocks may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the companies' true business values or because the Adviser misjudged those values. In addition, value stocks may fall out of favor with investors and underperform growth stocks during given periods.

FOR MORE INFORMATION ON RISKS, SEE "HOW THE FUNDS PURSUE THEIR INVESTMENT OBJECTIVES--RISK FACTORS."

IS THE FUND RIGHT FOR ME?

You should consider an investment in Oakmark Fund if you are looking for long-term capital appreciation and are willing to accept the associated risks.
     Although past performance of the Fund cannot predict future results, stock investments historically have outperformed most bond and money-market investments over the long term. This higher return comes at the expense of greater short-term price fluctuations, down, as well as up. Therefore, the Fund is intended for investors with a long-term investment horizon and is not managed for short-term results. Thus, you should not consider investing in this Fund if you anticipate a near-term need (typically, three years or less) for either the principal of or gains from your investment.
     The Fund is not designed for investors whose primary objective is income.

PERFORMANCE INFORMATION

The Fund offers two classes of shares: Class I Shares and Class II Shares. Class I Shares of the Fund are offered to the general public. Class II Shares of the Fund are offered to certain retirement and profit sharing plans.
     NEITHER THE BAR CHART NOR THE PERFORMANCE TABLE THAT FOLLOWS IS INTENDED TO INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE. The bar chart can help you evaluate the potential risk and reward of investing in the Fund by showing changes in the performance of the Fund's Class I Shares from year to year. The chart indicates the volatility of the Fund's historical returns.

[CHART]

                                 CLASS I SHARES
                  Total Returns for Years Ended December 31 (%)

1993         30.50
1994          3.31
1995         34.42
1996         16.21
1997         32.59
1998          3.74
1999        -10.47
2000         11.78
2001         18.29
2002        -14.41

Since 1993, the highest and lowest quarterly returns for the Fund's Class I Shares were:

-    Highest quarterly return: 15.2%, during the quarter ended June 30, 1997

-    Lowest quarterly return: -16.6%, during the quarter ended September 30,
     2002

The following table shows how the Fund's average annual total returns (before and, for Class I Shares, after taxes) for one, five and ten years and, for Class II Shares, since inception compare with the S&P 500 Index, a widely quoted, unmanaged, market-weighted stock market index that includes 500 of the largest companies publicly traded in the United States. All returns reflect reinvested dividends. The returns shown for the S&P 500 do not reflect the deduction of fees, expenses or taxes.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2002

                                                                SINCE CLASS II
                           1 YEAR      5 YEARS     10 YEARS       INCEPTION*
-------------------------------------------------------------------------------
Oakmark Fund - Class I
   RETURN BEFORE TAXES     -14.41%      1.00%       11.36%            N/A
   RETURN AFTER TAXES ON
     DISTRIBUTIONS         -14.53%     -0.64%        9.50%            N/A
   RETURN AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF FUND SHARES    -8.84%      0.44%        9.01%            N/A
Oakmark Fund - Class II
   RETURN BEFORE TAXES     -14.55%       N/A          N/A           -3.29%
S&P 500                    -22.10%     -0.59%        9.34%         -13.02%

*  Inception date for Class II Shares of the Fund is April 5, 2001.

After-tax returns are intended to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's "Return after taxes on distributions" shows the effect of taxable distributions, but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment in shares of the Fund. The Fund's "Return after taxes on distributions and sale of Fund shares" shows the effect of both taxable distributions and any taxable gain or loss that would be realized if you purchased Fund shares at the beginning and sold at the end of the specified period.
     After-tax returns are calculated using the highest individual federal income tax rate in effect at the time of each distribution and assumed sale, but do not include the impact of state and local taxes. After-tax returns reflect past tax effects and are not predictive of future tax effects. The "Return after taxes on distributions and sale of Fund shares" for the one year period is greater than the "Return before taxes" because you are assumed to be able to use the capital loss on the sale of Fund shares to offset other taxable capital gains.
     Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account), or to investors that are tax-exempt.

FEES AND EXPENSES

Below are the fees and expenses that you would pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

EXPENSE                                            CLASS I           CLASS II
-------------------------------------------------------------------------------
Maximum sales charge (load)                           None               None
   imposed on purchases
Maximum deferred sales charge (load)                  None               None
Redemption fee (as a percentage                       None               None
   of amount redeemed)
Exchange fee                                          None               None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

                                                   CLASS I           CLASS II
-------------------------------------------------------------------------------
Management fees                                        .93%               .93%
Distribution (12b-1) fees                             None               None
Other expenses (including service fees)                .24                .51
-------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                  1.17%              1.44%

EXAMPLE. The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods indicated, reinvest all dividends and distributions, earn a 5% return each year, and operating expenses remain constant. Your actual returns and costs may be higher or lower than those shown, but based on these assumptions, your expenses would be:

                                                   CLASS I           CLASS II
-------------------------------------------------------------------------------
1 Year                                             $   119            $   147
3 Years                                                372                456
5 Years                                                644                787
10 Years                                             1,420              1,724

                             THE OAKMARK SELECT FUND
                           (Closed to New Investors)*

INVESTMENT OBJECTIVE

Select Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY

Select Fund invests primarily in common stocks of U.S. companies. The Fund is non-diversified, which means that it is not limited under the Investment Company Act of 1940 to a percentage of assets that it may invest in any one issuer. The Fund could own as few as 12 securities, but generally will have 15 to 20 securities in its portfolio.

PRINCIPAL INVESTMENT RISKS

Although Select Fund makes every effort to achieve its objective of long-term capital appreciation, it cannot guarantee it will attain that objective. Following are the principal risks of investing in the Fund:

NOT A BANK DEPOSIT. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Fund.

COMMON STOCKS. The Fund invests mostly in common stocks, which are a type of equity security that represents an ownership interest in a corporation. One of the risks of investing in common stock is that a company's stock value may go up or down depending on the company's business success or other economic or market factors. This potential for fluctuation is called market risk and can affect the value of your shares of the Fund. When you sell your shares of the Fund, they may be worth more or less than you paid for them.

NON-DIVERSIFICATION. Although the Fund's strategy of investing in a limited number of stocks has the potential to generate attractive returns over time, it may increase the volatility of the Fund's investment performance as compared to funds that invest in a larger number of stocks. If the stocks in which the Fund invests perform poorly, the Fund could incur greater losses than if it had invested in a larger number of stocks.

VALUE STYLE. Investing in "value" stocks presents the risk that the stocks may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the companies' true business values or because the Adviser misjudged those values. In addition, value stocks may fall out of favor with investors and underperform growth stocks during given periods.

FOR MORE INFORMATION ON RISKS, SEE "HOW THE FUNDS PURSUE THEIR INVESTMENT OBJECTIVES--RISK FACTORS."

* PLEASE NOTE: Select Fund closed to most new investors on May 4, 2001. Please refer to "Investing with The Oakmark Family of Funds -- Eligibility to Buy Shares" for new account eligibility criteria.

IS THE FUND RIGHT FOR ME?

You should consider an investment in Select Fund if you are looking for long-term capital appreciation by investing in a non-diversified fund and are willing to accept the associated risks.
     Although past performance of the Fund cannot predict future results, stock investments historically have outperformed most bond and money-market investments over the long term. This higher return comes at the expense of greater short-term price fluctuations, down, as well as up. Therefore, the Fund is intended for investors with a long-term investment horizon and is not managed for short-term results. Thus, you should not consider investing in this Fund if you anticipate a near-term need (typically, three years or less) for either the principal of or gains from your investment.
     The Fund is not designed for investors whose primary objective is income.

PERFORMANCE INFORMATION

The Fund offers two classes of shares: Class I Shares and Class II Shares. Class I Shares of the Fund are offered to the general public. Class II Shares of the Fund are offered to certain retirement and profit sharing plans.
     NEITHER THE BAR CHART NOR THE PERFORMANCE TABLE THAT FOLLOWS IS INTENDED TO INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE. The bar chart can help you evaluate the potential risk and reward of investing in the Fund by showing changes in the performance of the Fund's Class I Shares from year to year. The chart indicates the volatility of the Fund's historical returns.

[CHART]

                                 CLASS I SHARES
                  Total Returns for Years Ended December 31 (%)

1997        55.02
1998        16.22
1999        14.49
2000        25.81
2001        26.06
2002       -12.47

Since 1997, the highest and lowest quarterly returns for the Fund's Class I Shares were:

-  Highest quarterly return: 21.5%, during the quarter ended December 31, 1998

-  Lowest quarterly return: -17.2%, during the quarter ended September 30, 1998

The following table shows how the Fund's average annual total returns (before and, for Class I Shares, after taxes) for one and five years and since inception compare with the S&P 500 Index, a widely quoted, unmanaged, market-weighted stock market index that includes 500 of the largest companies publicly traded in the United States. All returns reflect reinvested dividends. The returns shown for the S&P 500 do not reflect the deduction of fees, expenses or taxes.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2002

                                                  SINCE CLASS I     SINCE CLASS II
                             1 YEAR      5 YEARS    INCEPTION*         INCEPTION*
----------------------------------------------------------------------------------
Select Fund - Class I
   RETURN BEFORE TAXES       -12.47%     13.05%       21.17%                N/A
   RETURN AFTER TAXES ON
     DISTRIBUTIONS           -12.50%     11.59%       19.83%                N/A
   RETURN AFTER TAXES ON
     DISTRIBUTIONS AND SALE
     OF FUND SHARES           -7.66%     10.44%       17.80%                N/A
Select Fund - Class II
   RETURN BEFORE TAXES       -12.73%       N/A          N/A               11.18%
S&P 500                      -22.10%     -0.59%        5.18%             -14.54%

* Inception dates for Class I and Class II Shares of the Fund are November 1, 1996 and December 31, 1999, respectively.

After-tax returns are intended to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's "Return after taxes on distributions" shows the effect of taxable distributions, but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment in shares of the Fund. The Fund's "Return after taxes on distributions and sale of Fund shares" shows the effect of both taxable distributions and any taxable gain or loss that would be realized if you purchased Fund shares at the beginning and sold at the end of the specified period.
     After-tax returns are calculated using the highest individual federal income tax rate in effect at the time of each distribution and assumed sale, but do not include the impact of state and local taxes. After-tax returns reflect past tax effects and are not predictive of future tax effects. The "Return after taxes on distributions and sale of Fund shares" for the one year period is greater than the "Return before taxes" because you are assumed to be able to use the capital loss on the sale of Fund shares to offset other taxable capital gains.
     Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account), or to investors that are tax-exempt.

FEES AND EXPENSES

Below are the fees and expenses that you would pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

EXPENSE                                CLASS I                            CLASS II
-----------------------------------------------------------------------------------
Maximum sales charge (load)            None                               None
   imposed on purchases
Maximum deferred sales charge (load)   None                               None
Redemption fee (as a percentage        2% of redemption proceeds on       None
   of amount redeemed)                 shares held for 90 days or less
Exchange fee                           None*                              None

* An exchange transaction is a redemption of shares and a purchase of shares and may result in a 2% redemption fee on shares held for 90 days or less.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

                                                   CLASS I           CLASS II
---------------------------------------------------------------------------------
Management fees                                        .88%               .88%
Distribution (12b-1) fees                             None               None
Other expenses (including service fees)                .19                .48
---------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                  1.07%              1.36%

EXAMPLE. The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods indicated, reinvest all dividends and distributions, earn a 5% return each year, and operating expenses remain constant. Your actual returns and costs may be higher or lower than those shown, but based on these assumptions, your expenses would be:

                                                   CLASS I           CLASS II
-----------------------------------------------------------------------------
1 Year                                             $   109            $   138
3 Years                                                340                431
5 Years                                                590                745
10 Years                                             1,306              1,635

                           THE OAKMARK SMALL CAP FUND

INVESTMENT OBJECTIVE

Small Cap Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY

Small Cap Fund invests primarily in common stocks of U.S. companies. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in the stocks of "small cap companies." A small cap company is one whose market capitalization is no larger than the largest market capitalization of the companies included in the S&P Small Cap 600 Index ($2.686 billion as of December 31, 2002). The mean market capitalization of companies included in the S&P Small Cap 600 Index was $542 million as of December 31, 2002. Over time, the largest market capitalization of the companies included in the S&P Small Cap 600 Index will change. As it does, the size of the companies in which the Fund invests may change.

PRINCIPAL INVESTMENT RISKS

Although Small Cap Fund makes every effort to achieve its objective of long-term capital appreciation, it cannot guarantee it will attain that objective. Following are the principal risks of investing in the Fund:

NOT A BANK DEPOSIT. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Fund.

COMMON STOCKS. The Fund invests mostly in common stocks, which are a type of equity security that represents an ownership interest in a corporation. One of the risks of investing in common stock is that a company's stock value may go up or down depending on the company's business success or other economic or market factors. This potential for fluctuation is called market risk and can affect the value of your shares of the Fund. When you sell your shares of the Fund, they may be worth more or less than you paid for them.

SMALL CAP STOCKS. Small cap stocks typically are more volatile and may be less liquid than large cap stocks. Small cap companies may have a shorter history of operations and a smaller market for their shares.

VALUE STYLE. Investing in "value" stocks presents the risk that the stocks may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the companies' true business values or because the Adviser misjudged those values. In addition, value stocks may fall out of favor with investors and underperform growth stocks during given periods.

FOR MORE INFORMATION ON RISKS, SEE "HOW THE FUNDS PURSUE THEIR INVESTMENT OBJECTIVES--RISK FACTORS."

IS THE FUND RIGHT FOR ME?

You should consider an investment in Small Cap Fund if you are looking for long-term capital appreciation and are willing to accept the associated risks.
     Although past performance of the Fund cannot predict future results, stock investments historically have outperformed most bond and money-market investments over the long term. This higher return comes at the expense of greater short-term price fluctuations, down, as well as up. Therefore, the Fund is intended for investors with a long-term investment horizon and is not managed for short-term results. Thus, you should not consider investing in this Fund if you anticipate a near-term need (typically, three years or less) for either the principal of or gains from your investment.
     The Fund is not designed for investors whose primary objective is income.

PERFORMANCE INFORMATION

The Fund offers two classes of shares: Class I Shares and Class II Shares. Class I Shares of the Fund are offered to the general public. Class II Shares of the Fund are offered to certain retirement and profit sharing plans.
     NEITHER THE BAR CHART NOR THE PERFORMANCE TABLE THAT FOLLOWS IS INTENDED TO INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE. The bar chart can help you evaluate the potential risk and reward of investing in the Fund by showing changes in the performance of the Fund's Class I Shares from year to year. The chart indicates the volatility of the Fund's historical returns.

[CHART]

                                 CLASS I SHARES
                  Total Returns for Years Ended December 31 (%)

1996        39.79
1997        40.51
1998       -13.16
1999        -7.92
2000         4.39
2001        26.30
2002       -13.07

Since 1996, the highest and lowest quarterly returns for the Fund's Class I Shares were:

-  Highest quarterly return: 18.7%, during the quarter ended December 31, 2001

-  Lowest quarterly return: -26.8%, during the quarter ended September 30, 1998

The following table shows how the Fund's average annual total returns (before and after taxes) for one and five years and since inception compare with the Russell 2000 Index, an unmanaged, market-weighted index of small companies that represents approximately 10% of the total value of publicly traded companies in the U.S. All returns reflect reinvested dividends. The returns shown for the Russell 2000 Index do not reflect the deduction of fees, expenses or taxes.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2002

                                                               SINCE INCEPTION
                                 1 YEAR           5 YEARS      NOVEMBER 1, 1995
---------------------------------------------------------------------------------
Small Cap Fund - Class I
   RETURN BEFORE TAXES           -13.07%          -1.73%             9.03%
   RETURN AFTER TAXES ON
     DISTRIBUTIONS               -13.07%          -2.37%             8.33%
   RETURN AFTER TAXES ON
     DISTRIBUTIONS AND SALE
     OF FUND SHARES               -8.03%          -1.40%             7.46%
Russell 2000 Index               -20.48%          -1.36%             5.05%

After-tax returns are intended to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's "Return after taxes on distributions" shows the effect of taxable distributions, but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment in shares of the Fund. The Fund's "Return after taxes on distributions and sale of Fund shares" shows the effect of both taxable distributions and any taxable gain or loss that would be realized if you purchased Fund shares at the beginning and sold at the end of the specified period.
     After-tax returns are calculated using the highest individual federal income tax rate in effect at the time of each distribution and assumed sale, but do not include the impact of state and local taxes. After-tax returns reflect past tax effects and are not predictive of future tax effects. The "Return after taxes on distributions and sale of Fund shares" for the one and five year periods are greater than the "Return before taxes" because you are assumed to be able to use the capital loss on the sale of Fund shares to offset other taxable capital gains.
     Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account), or to investors that are tax-exempt.
     Information is not available for Class II Shares because Class II Shares have not been sold to investors for a full calendar year.

FEES AND EXPENSES

Below are the fees and expenses that you would pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

EXPENSE                                CLASS I                            CLASS II
-----------------------------------------------------------------------------------
Maximum sales charge (load)            None                               None
   imposed on purchases
Maximum deferred sales charge (load)   None                               None
Redemption fee (as a percentage        2% of redemption proceeds on       None
   of amount redeemed)                 shares held for 90 days or less
Exchange fee                           None*                              None

* An exchange transaction is a redemption of shares and a purchase of shares and may result in a 2% redemption fee on shares held for 90 days or less.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

                                                     CLASS I           CLASS II
----------------------------------------------------------------------------------
Management fees                                          .99%               .99%
Distribution (12b-1) fees                               None               None
Other expenses (including service fees)                  .34                .49
----------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                    1.33%              1.48%

EXAMPLE. The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods indicated, reinvest all dividends and distributions, earn a 5% return each year, and operating expenses remain constant. Your actual returns and costs may be higher or lower than those shown, but based on these assumptions, your expenses would be:

                                                   CLASS I           CLASS II
--------------------------------------------------------------------------------
1 Year                                            $    135           $    151
3 Years                                                421                468
5 Years                                                729                808
10 Years                                             1,601              1,768

                             THE OAKMARK EQUITY AND
                                  INCOME FUND
INVESTMENT OBJECTIVE

Equity and Income Fund seeks high current income and preservation and growth of capital.

PRINCIPAL INVESTMENT STRATEGY

Equity and Income Fund invests primarily in a diversified portfolio of U.S. equity and fixed-income securities (although the Fund may invest up to 25% of its total assets in securities of non-U.S. companies). The Fund is intended to present a balanced investment program between growth and income by investing approximately 50-75% of its total assets in common stock, including securities convertible into common stock, and 25-50% of its assets in U.S. government securities and debt securities rated at time of purchase within the two highest grades assigned by Moody's Investors Service, Inc. ("Moody's") or by Standard & Poor's, a division of The McGraw-Hill Companies ("S&P"). The Fund may also invest up to 20% of its assets in unrated or lower rated debt securities, sometimes called junk bonds.

PRINCIPAL INVESTMENT RISKS

Although Equity and Income Fund makes every effort to achieve its objectives of high current income and preservation and growth of capital, it cannot guarantee it will attain those objectives. Following are the principal risks of investing in the Fund:

NOT A BANK DEPOSIT. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Fund.

COMMON STOCKS. The Fund invests in common stocks, which are a type of equity security that represents an ownership interest in a corporation. One of the risks of investing in common stock is that a company's stock value may go up or down depending on the company's business success or other economic or market factors. This potential for fluctuation is called market risk and can affect the value of your shares of the Fund. When you sell your shares of the Fund, they may be worth more or less than you paid for them.

DEBT SECURITIES. The debt securities in which the Fund invests are subject to credit risk, interest rate risk and liquidity risk. Credit risk is the risk that the company that issued a debt security or bond may become unable to make payments of principal and interest when due and includes the risk of default. Interest rate risk is the risk that the Fund's investments in debt securities will decline in value as a result of changes in interest rates. Generally, the value of fixed income securities rises when prevailing interest rates fall and falls when interest rates rise. Liquidity risk is the risk that the Fund may not be able to sell the medium- and lower-grade debt securities because there are too few buyers for them.

Investment in medium- and lower-grade debt securities involves greater risk, including the possibility of issuer default or bankruptcy. Lower-grade debt securities (commonly called "junk bonds") are considered speculative and may be in poor standing or actually in default. Medium-grade debt securities also are considered to have speculative characteristics. An economic downturn could severely disrupt the market in medium- and lower-grade debt securities and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in meeting principal and interest payment obligations.

VALUE STYLE. Investing in "value" stocks presents the risk that the stocks may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the companies' true business values or because the Adviser misjudged those values. In addition, value stocks may fall out of favor with investors and underperform growth stocks during given periods.

FOR MORE INFORMATION ON RISKS, SEE "HOW THE FUNDS PURSUE THEIR INVESTMENT OBJECTIVES--RISK FACTORS."

IS THE FUND RIGHT FOR ME?

You should consider an investment in Equity and Income Fund if you are seeking current income and preservation and growth of capital and are willing to accept the associated risks. The Fund is intended to present a balanced investment program between growth and income.
     If you invest in the Fund, you should be willing to accept short-term price fluctuations which will occur from time to time. You should not consider investing in the Fund if you cannot tolerate moderate short-term declines in share value or if you are seeking the higher returns historically achieved by funds that invest primarily in stocks.

PERFORMANCE INFORMATION

The Fund offers two classes of shares: Class I Shares and Class II Shares. Class I Shares of the Fund are offered to the general public. Class II Shares of the Fund are offered to certain retirement and profit sharing plans.
     NEITHER THE BAR CHART NOR THE PERFORMANCE TABLE THAT FOLLOWS IS INTENDED TO INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE. The bar chart can help you evaluate the potential risk and reward of investing in the Fund by showing changes in the performance of the Fund's Class I Shares from year to year. The chart indicates the volatility of the Fund's historical returns.

[CHART]

                                 CLASS I SHARES
                  Total Returns for Years Ended December 31 (%)

1996        15.29
1997        26.56
1998        12.39
1999         7.90
2000        19.89
2001        18.01
2002        -2.14

Since 1996, the highest and lowest quarterly returns for the Fund's Class I Shares were:

-  Highest quarterly return: 10.5%, during the quarter ended December 31, 1998

-  Lowest quarterly return: -8.6%, during the quarter ended September 30, 2002

The following table shows how the Fund's average annual total returns (before and, for Class I Shares, after taxes) for one and five years and since inception compare with the Lipper Balanced Fund Index, an index of 30 balanced funds. All returns reflect reinvested dividends. The returns shown for the Lipper Balanced Fund Index do not reflect the deduction of fees, expenses or taxes.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2002

                                                   SINCE CLASS I    SINCE CLASS II
                             1 YEAR      5 YEARS    INCEPTION*        INCEPTION*
----------------------------------------------------------------------------------
Equity and Income
   Fund - Class I
   RETURN BEFORE TAXES          -2.14%      10.91%       13.68%             N/A
   RETURN AFTER TAXES ON
     DISTRIBUTIONS              -2.64%       9.51%       12.23%             N/A
   RETURN AFTER TAXES ON
     DISTRIBUTIONS AND SALE
     OF FUND SHARES             -1.31%       8.52%       10.96%             N/A
Equity and Income
   Fund - Class II
   RETURN BEFORE TAXES          -2.31%        N/A          N/A            10.47%
Lipper Balanced
   Fund Index                  -10.69%       2.10%        6.59%           -6.32%

* Inception dates for Class I and Class II Shares of the Fund are November 1, 1995 and July 13, 2000, respectively.

After-tax returns are intended to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's "Return after taxes on distributions" shows the effect of taxable distributions, but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment in shares of the Fund. The Fund's "Return after taxes on distributions and sale of Fund shares" shows the effect of both taxable distributions and any taxable gain or loss that would be realized if you purchased Fund shares at the beginning and sold at the end of the specified period.
     After-tax returns are calculated using the highest individual federal income tax rate in effect at the time of each distribution and assumed sale, but do not include the impact of state and local taxes. After-tax returns reflect past tax effects and are not predictive of future tax effects. The "Return after taxes on distributions and sale of Fund shares" for the one year period is greater than the "Return before taxes" because you are assumed to be able to use the capital loss on the sale of Fund shares to offset other taxable capital gains.
     Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account), or to investors that are tax-exempt.

FEES AND EXPENSES

Below are the fees and expenses that you would pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

EXPENSE                                           CLASS I          CLASS II
-----------------------------------------------------------------------------
Maximum sales charge (load)
   imposed on purchases                            None              None
Maximum deferred sales charge (load)               None              None
Redemption fee (as a percentage of
   amount redeemed)                                None              None
Exchange fee                                       None              None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

                                                    CLASS I          CLASS II
--------------------------------------------------------------------------------
Management fees                                         .71%              .71%
Distribution (12b-1) fees                              None              None
Other expenses (including service fees)                 .25               .49
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                    .96%             1.20%

EXAMPLE. The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods indicated, reinvest all dividends and distributions, earn a 5% return each year, and operating expenses remain constant. Your actual returns and costs may be higher or lower than those shown, but based on these assumptions, your expenses would be:

                                                 CLASS I          CLASS II
-----------------------------------------------------------------------------
1 Year                                           $    98           $   122
3 Years                                              306               381
5 Years                                              531               660
10 Years                                           1,178             1,455

                             THE OAKMARK GLOBAL FUND

INVESTMENT OBJECTIVE

Global Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY

Global Fund invests primarily in common stocks of U.S. and non-U.S. companies. The Fund invests in the securities of companies located in at least three countries. Typically, the Fund invests between 20-60% of its total assets in securities of U.S. companies and between 40-80% of its total assets in securities of non-U.S. companies. The Fund's foreign investments include foreign government obligations and foreign common stock. There are no geographic limits on the Fund's foreign investments, but the Fund does not expect to invest more than 15% of its assets in securities of companies based in emerging markets.

PRINCIPAL INVESTMENT RISKS

Although Global Fund makes every effort to achieve its objective of long-term capital appreciation, it cannot guarantee it will attain that objective. Following are the principal risks of investing in the Fund:

NOT A BANK DEPOSIT. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Fund.

COMMON STOCKS. The Fund invests mostly in common stocks, which are a type of equity security that represents an ownership interest in a corporation. One of the risks of investing in common stock is that a company's stock value may go up or down depending on the company's business success or other economic or market factors. This potential for fluctuation is called market risk and can affect the value of your shares of the Fund. When you sell your shares of the Fund, they may be worth more or less than you paid for them.

FOREIGN SECURITIES. Investing in foreign securities presents risks that in some ways may be greater than the risks of investing in U.S. securities. These additional risks include currency exchange rate fluctuation, less available public information about companies, less stringent regulatory standards, lack of uniform accounting, auditing and financial reporting standards, and country risks including less market liquidity, high inflation rates, unfavorable market practices, and political instability. The risks of foreign investments are typically increased in emerging markets. For example, political and economic structures in less developed countries may be new and changing rapidly, which may cause instability; their securities markets may be underdeveloped; and emerging market countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

VALUE STYLE. Investing in "value" stocks presents the risk that the stocks may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the companies' true business values or because the Adviser misjudged those values. In addition, value stocks may fall out of favor with investors and underperform growth stocks during given periods.

FOR MORE INFORMATION ON RISKS, SEE "HOW THE FUNDS PURSUE THEIR INVESTMENT OBJECTIVES--RISK FACTORS."

IS THE FUND RIGHT FOR ME?

You should consider an investment in Global Fund if you are looking for long-term capital appreciation and are willing to accept the associated risks.
     Although past performance of the Fund cannot predict future results, stock investments historically have outperformed most bond and money-market investments over the long term. This higher return comes at the expense of greater short-term price fluctuations, down, as well as up. Therefore, the Fund is intended for investors with a long-term investment horizon and is not managed for short-term results. Thus, you should not consider investing in this Fund if you anticipate a near-term need (typically, three years or less) for either the principal of or gains from your investment.
     The Fund is not designed for investors whose primary objective is income.

PERFORMANCE INFORMATION

The Fund offers two classes of shares: Class I Shares and Class II Shares. Class I Shares of the Fund are offered to the general public. Class II Shares of the Fund are offered to certain retirement and profit sharing plans.
     NEITHER THE BAR CHART NOR THE PERFORMANCE TABLE THAT FOLLOWS IS INTENDED TO INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE. The bar chart can help you evaluate the potential risk and reward of investing in the Fund by showing changes in the performance of the Fund's Class I Shares from year to year. The chart indicates the volatility of the Fund's historical returns.

[CHART]

                                 CLASS I SHARES
                  Total Returns for Years Ended December 31 (%)

2000        15.84
2001        20.05
2002        -2.11

Since 2000, the highest and lowest quarterly returns for the Fund's Class I Shares were:

-  Highest quarterly return: 25.4%, during the quarter ended December 31, 2001

-  Lowest quarterly return: -17.7%, during the quarter ended September 30, 2002

The following table shows how the Fund's average annual total returns (before and, for Class I Shares, after taxes) for one year and since inception compare with the Morgan Stanley Capital International World Index, an unmanaged index which includes countries throughout the world, in proportion to world stock market capitalization. All returns reflect reinvested dividends. The returns shown for the Morgan Stanley Capital International World Index do not reflect the deduction of fees, expenses or taxes.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2002

                                               SINCE CLASS I    SINCE CLASS II
                                 1 YEAR          INCEPTION*       INCEPTION*
--------------------------------------------------------------------------------
Global Fund - Class I
   RETURN BEFORE TAXES           -2.11%            9.40%**            N/A
   RETURN AFTER TAXES ON
     DISTRIBUTIONS               -2.11%            9.01%              N/A
   RETURN AFTER TAXES ON
     DISTRIBUTIONS AND SALE
     OF FUND SHARES              -1.30%            7.54%              N/A
Global Fund - Class II
   RETURN BEFORE TAXES           -2.49%             N/A             14.15%
MSCI World Index                -19.89%          -11.13%           -13.16%

* Inception dates for Class I and Class II Shares of the Fund are August 4, 1999 and October 10, 2001, respectively.
** Since the Fund's inception on August 4, 1999 through the year ended December
   31, 2002, initial public offerings (IPOs) contributed an annualized 2.51% to the Fund's return before taxes. As the IPO environment changes and the total assets of the Fund grow, the impact of IPOs on the Fund's performance is expected to diminish.

After-tax returns are intended to show the impact of assumed federal income+ taxes on an investment in the Fund. The Fund's "Return after taxes on distributions" shows the effect of taxable distributions, but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment in shares of the Fund. The Fund's "Return after taxes on distributions and sale of Fund shares" shows the effect of both taxable distributions and any taxable gain or loss that would be realized if you purchased Fund shares at the beginning and sold at the end of the specified period.
     After-tax returns are calculated using the highest individual federal income tax rate in effect at the time of each distribution and assumed sale, but do not include the impact of state and local taxes. After-tax returns reflect past tax effects and are not predictive of future tax effects. The "Return after taxes on distributions and sale of Fund shares" for the one year period is greater than the "Return before taxes" because you are assumed to be able to use the capital loss on the sale of Fund shares to offset other taxable capital gains.
     Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account), or to investors that are tax-exempt.

FEES AND EXPENSES

Below are the fees and expenses that you would pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

EXPENSE                                CLASS I                             CLASS II
-------------------------------------------------------------------------------------
Maximum sales charge (load)            None                                None
   imposed on purchases
Maximum deferred sales charge (load)   None                                None
Redemption fee (as a percentage        2% of redemption proceeds on        None
   of amount redeemed)                 shares held for 90 days or less
Exchange fee                           None*                               None

* An exchange transaction is a redemption of shares and a purchase of shares and may result in a 2% redemption fee on shares held for 90 days or less.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

                                                 CLASS I          CLASS II
------------------------------------------------------------------------------
Management fees                                      .95%              .95%
Distribution (12b-1) fees                           None              None
Other expenses (including service fees)              .60               .91
------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                1.55%             1.86%

EXAMPLE. The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods indicated, reinvest all dividends and distributions, earn a 5% return each year, and operating expenses remain constant. Your actual returns and costs may be higher or lower than those shown, but based on these assumptions, your expenses would be:

                                                 CLASS I         CLASS II
-----------------------------------------------------------------------------
1 Year                                         $     158          $    189
3 Years                                              490               585
5 Years                                              845             1,006
10 Years                                           1,845             2,180

                            THE OAKMARK INTERNATIONAL
                                      FUND

INVESTMENT OBJECTIVE

International Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY

International Fund invests primarily in common stocks of non-U.S. companies. The Funds may invest in mature markets (examples are Japan, Canada, and the United Kingdom) and in less developed markets (examples are Mexico, Brazil, and Korea). Ordinarily, the Funds will invest in the securities of at least five countries outside the U.S. There are no geographic limits on the Fund's foreign investments, but the Fund does not expect to invest more than 35% of its assets in securities of companies based in emerging markets.

PRINCIPAL INVESTMENT RISKS

Although International Fund makes every effort to achieve its objective of long-term capital appreciation, it cannot guarantee it will attain that objective. Following are the principal risks of investing in the Fund:

NOT A BANK DEPOSIT. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Fund.

COMMON STOCKS. The Fund invests mostly in common stocks, which are a type of equity security that represents an ownership interest in a corporation. One of the risks of investing in common stock is that a company's stock value may go up or down depending on the company's business success or other economic or market factors. This potential for fluctuation is called market risk and can affect the value of your shares of the Fund. When you sell your shares of the Fund, they may be worth more or less than you paid for them.

FOREIGN SECURITIES. Investing in foreign securities presents risks that in some ways may be greater than the risks of investing in U.S. securities. These additional risks include currency exchange rate fluctuation, less available public information about companies, less stringent regulatory standards, lack of uniform accounting, auditing and financial reporting standards, and country risks including less market liquidity, high inflation rates, unfavorable market practices, and political instability. The risks of foreign investments are typically increased in emerging markets. For example, political and economic structures in less developed countries may be new and changing rapidly, which may cause instability; their securities markets may be underdeveloped; and emerging market countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

VALUE STYLE. Investing in "value" stocks presents the risk that the stocks may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the companies' true business values or because the Adviser misjudged those values. In addition, value stocks may fall out of favor with investors and underperform growth stocks during given periods.

FOR MORE INFORMATION ON RISKS, SEE "HOW THE FUNDS PURSUE THEIR INVESTMENT OBJECTIVES--RISK FACTORS."

IS THE FUND RIGHT FOR ME?

You should consider an investment in International Fund if you are looking for long-term capital appreciation and are willing to accept the associated risks.
     Although past performance of the Fund cannot predict future results, stock investments historically have outperformed most bond and money-market investments over the long term. This higher return comes at the expense of greater short-term price fluctuations, down, as well as up. Therefore, the Fund is intended for investors with a long-term investment horizon and is not managed for short-term results. Thus, you should not consider investing in this Fund if you anticipate a near-term need (typically, three years or less) for either the principal of or gains from your investment.
     The Fund is not designed for investors whose primary objective is income.

PERFORMANCE INFORMATION

The Fund offers two classes of shares: Class I Shares and Class II Shares. Class I Shares of the Fund are offered to the general public. Class II Shares of the Fund are offered to certain retirement and profit sharing plans.
     NEITHER THE BAR CHART NOR THE PERFORMANCE TABLE THAT FOLLOWS IS INTENDED TO INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE. The bar chart can help you evaluate the potential risk and reward of investing in the Fund by showing changes in the performance of the Fund's Class I Shares from year to year. The chart indicates the volatility of the Fund's historical returns.

[CHART]

                                 CLASS I SHARES
                  Total Returns for Years Ended December 31(%)

1993        53.58
1994        -9.06
1995         8.32
1996        28.02
1997         3.33
1998        -7.01
1999        39.47
2000        12.50
2001        -5.13
2002        -8.46

Since 1993, the highest and lowest quarterly returns for the Fund's Class I Shares were:

-  Highest quarterly return: 21.0%, during the quarter ended June 30, 1999

-  Lowest quarterly return: -22.9%, during the quarter ended September 30, 2002

The following table shows how the Fund's average annual total returns (before and, for Class I Shares, after taxes) for one, five and ten years and, for Class II Shares, since inception compare with the Morgan Stanley Capital International World ex U.S. Index, an unmanaged index which includes countries throughout the world, excluding the U.S. and Canada, in proportion to world stock market capitalization. All returns reflect reinvested dividends. The returns shown for the Morgan Stanley Capital International World ex U.S. Index do not reflect the deduction of fees, expenses or taxes.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2002

                                                                  SINCE CLASS II
                             1 YEAR      5 YEARS     10 YEARS       INCEPTION*
--------------------------------------------------------------------------------
International
   Fund - Class I
   RETURN BEFORE TAXES        -8.46%       4.85%        9.75%         N/A
   RETURN AFTER TAXES ON
     DISTRIBUTIONS            -8.69%       3.49%        7.73%         N/A
   RETURN AFTER TAXES ON
     DISTRIBUTIONS AND SALE
     OF FUND SHARES           -5.09%       3.39%        7.36%         N/A
International
   Fund - Class II
   RETURN BEFORE TAXES        -8.77%        N/A          N/A         0.81%
MSCI World ex
   U.S. Index                -15.80%      -2.72%        4.17%      -13.14%

*  Inception date for Class II Shares of the Fund is November 4, 1999.

After-tax returns are intended to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's "Return after taxes on distributions" shows the effect of taxable distributions, but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment in shares of the Fund. The Fund's "Return after taxes on distributions and sale of Fund shares" shows the effect of both taxable distributions and any taxable gain or loss that would be realized if you purchased Fund shares at the beginning and sold at the end of the specified period.
     After-tax returns are calculated using the highest individual federal income tax rate in effect at the time of each distribution and assumed sale, but do not include the impact of state and local taxes. After-tax returns reflect past tax effects and are not predictive of future tax effects. The "Return after taxes on distributions and sale of Fund shares" for the one year period is greater than the "Return before taxes" because you are assumed to be able to use the capital loss on the sale of Fund shares to offset other taxable capital gains.
     Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account), or to investors that are tax-exempt.

FEES AND EXPENSES

Below are the fees and expenses that you would pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

EXPENSE                                CLASS I                         CLASS II
----------------------------------------------------------------------------------
Maximum sales charge (load)            None                               None
   imposed on purchases
Maximum deferred sales charge (load)   None                               None
Redemption fee (as a percentage        2% of redemption proceeds on       None
   of amount redeemed)                 shares held for 90 days or less
Exchange fee                           None*                              None

* An exchange transaction is a redemption of shares and a purchase of shares and may result in a 2% redemption fee on shares held for 90 days or less.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

                                                     CLASS I            CLASS II
--------------------------------------------------------------------------------
Management fees                                         .97%              .97%
Distribution (12b-1) fees                              None              None
Other expenses (including service fees)                 .34               .61
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                   1.31%             1.58%

EXAMPLE. The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods indicated, reinvest all dividends and distributions, earn a 5% return each year, and operating expenses remain constant. Your actual returns and costs may be higher or lower than those shown, but based on these assumptions, your expenses would be:

                                                  CLASS I       CLASS II
---------------------------------------------------------------------------
1 Year                                          $    133       $   161
3 Years                                              415           499
5 Years                                              718           860
10 Years                                           1,579         1,878

                            THE OAKMARK INTERNATIONAL
                                 SMALL CAP FUND
                           (Closed to New Investors)*

INVESTMENT OBJECTIVE

International Small Cap Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY

International Small Cap Fund invests primarily in common stocks of non-U.S. companies. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in the stocks of "small cap companies." A small cap company is one whose market capitalization is no larger than the largest market capitalization of the companies included in the S&P Small Cap 600 Index ($2.686 billion as of December 31, 2002). The mean market capitalization of companies included in the S&P Small Cap 600 Index was $542 million as of December 31, 2002. Over time, the largest market capitalization of the companies included in the S&P Small Cap 600 Index will change. As it does, the size of the companies in which the Fund invests may change.
     The Fund may invest in mature markets (examples are Japan, Canada, and the United Kingdom) and in less developed markets (examples are Mexico, Brazil, and Korea). Ordinarily, the Fund will invest in the securities of at least five countries outside the U.S. There are no geographic limits on the Fund's foreign investments, but the Fund does not expect to invest more than 35% of its assets in securities of companies based in emerging markets.

PRINCIPAL INVESTMENT RISKS

Although International Small Cap Fund makes every effort to achieve its objective of long-term capital appreciation, it cannot guarantee it will attain that objective. Following are the principal risks of investing in the Fund:

NOT A BANK DEPOSIT. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Fund.

COMMON STOCKS. The Fund invests mostly in common stocks, which are a type of equity security that represents an ownership interest in a corporation. One of the risks of investing in common stock is that a company's stock value may go up or down depending on the company's business success or other economic or market factors. This potential for fluctuation is called market risk and can affect the value of your shares of the Fund. When you sell your shares of the Fund, they may be worth more or less than you paid for them.


* PLEASE NOTE: International Small Cap Fund closed to most new investors on May 10, 2002. Please refer to "Investing with The Oakmark Family of Funds--Eligibility to Buy Shares" for new account eligibility criteria.

FOREIGN SECURITIES. Investing in foreign securities presents risks that in some ways may be greater than the risks of investing in U.S. securities. These additional risks include currency exchange rate fluctuation, less available public information about companies, less stringent regulatory standards, lack of uniform accounting, auditing and financial reporting standards, and country risks including less market liquidity, high inflation rates, unfavorable market practices, and political instability. The risks of foreign investments are typically increased in emerging markets. For example, political and economic structures in less developed countries may be new and changing rapidly, which may cause instability; their securities markets may be underdeveloped; and emerging market countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

SMALL CAP STOCKS. Small cap stocks typically are more volatile and may be less liquid than large cap stocks. Small cap companies may have a shorter history of operations and a smaller market for their shares.

VALUE STYLE. Investing in "value" stocks presents the risk that the stocks may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the companies' true business values or because the Adviser misjudged those values. In addition, value stocks may fall out of favor with investors and underperform growth stocks during given periods.

FOR MORE INFORMATION ON RISKS, SEE "HOW THE FUNDS PURSUE THEIR INVESTMENT OBJECTIVES--RISK FACTORS."

IS THE FUND RIGHT FOR ME?

You should consider an investment in International Small Cap Fund if you are looking for long-term capital appreciation and are willing to accept the associated risks.
     Although past performance of the Fund cannot predict future results, stock investments historically have outperformed most bond and money-market investments over the long term. This higher return comes at the expense of greater short-term price fluctuations, down, as well as up. Therefore, the Fund is intended for investors with a long-term investment horizon and is not managed for short-term results. Thus, you should not consider investing in this Fund if you anticipate a near-term need (typically, three years or less) for either the principal of or gains from your investment.
     The Fund is not designed for investors whose primary objective is income.

PERFORMANCE INFORMATION

The Fund offers two classes of shares: Class I Shares and Class II Shares. Class I Shares of the Fund are offered to the general public. Class II Shares of the Fund are offered to certain retirement and profit sharing plans.
     NEITHER THE BAR CHART NOR THE PERFORMANCE TABLE THAT FOLLOWS IS INTENDED TO INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE. The bar chart can help you evaluate the potential risk and reward of investing in the Fund by showing changes in the performance of the Fund's Class I Shares from year to year. The chart indicates the volatility of the Fund's historical returns.

[CHART]

                                 CLASS I SHARES
                 Total Returns for Years Ended December 31 (%)

1996        25.01
1997       -19.91
1998         9.20
1999        53.77
2000        -8.85
2001        12.98
2002        -5.12

Since 1996, the highest and lowest quarterly returns for the Fund's Class I Shares were:

-  Highest quarterly return: 28.2%, during the quarter ended December 31, 1998

-  Lowest quarterly return: -23.9%, during the quarter ended December 31, 1997

The following table shows how the Fund's average annual total returns (before and for Class I Shares, after taxes) for one and five years and since inception compare with the Morgan Stanley Capital International World ex U.S. Index, an unmanaged index which includes countries throughout the world, excluding the U.S. and Canada, in proportion to world stock market capitalization. All returns reflect reinvested dividends. The returns shown for the Morgan Stanley Capital International World ex U.S. Index do not reflect the deduction of fees, expenses or taxes.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2002

                                                      SINCE CLASS I     SINCE CLASS II
                                 1 YEAR     5 YEARS     INCEPTION*         INCEPTION*
--------------------------------------------------------------------------------------
International Small Cap
   Fund - Class I
   RETURN BEFORE TAXES             -5.12%    10.40%        6.60%              N/A
   RETURN AFTER TAXES ON
     DISTRIBUTIONS                 -5.74%     9.20%        5.01%              N/A
   RETURN AFTER TAXES ON
     DISTRIBUTIONS AND SALE OF
     FUND SHARES                   -2.55%     8.30%        4.85%              N/A
International Small Cap
   Fund - Class II
   RETURN BEFORE TAXES             -5.50%      N/A          N/A              2.27%
MSCI World ex
   U.S. Index                     -15.80%    -2.72%        0.24%           -18.65%

* Inception dates for Class I and Class II Shares of the Fund are November 1, 1995 and January 8, 2001, respectively.

After-tax returns are intended to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's "Return after taxes on distributions" shows the effect of taxable distributions, but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment in shares of the Fund. The Fund's "Return after taxes on distributions and sale of Fund shares" shows the effect of both taxable distributions and any taxable gain or loss that would be realized if you purchased Fund shares at the beginning and sold at the end of the specified period.
     After-tax returns are calculated using the highest individual federal income tax rate in effect at the time of each distribution and assumed sale, but do not include the impact of state and local taxes. After-tax returns reflect past tax effects and are not predictive of future tax effects. The "Return after taxes on distributions and sale of Fund shares" for the one year period is greater than the "Return before taxes" because you are assumed to be able to use the capital loss on the sale of Fund shares to offset other taxable capital gains.
     Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account), or to investors that are tax-exempt.

FEES AND EXPENSES

Below are the fees and expenses that you would pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

EXPENSE                                CLASS I                           CLASS II
-----------------------------------------------------------------------------------
Maximum sales charge (load)            None                              None
   imposed on purchases
Maximum deferred sales charge (load)   None                              None
Redemption fee (as a percentage        2% of redemption proceeds on      None
   of amount redeemed)                 shares held for 90 days or less
Exchange fee                           None*                             None

* An exchange transaction is a redemption of shares and a purchase of shares and may result in a 2% redemption fee on shares held for 90 days or less.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

                                                      CLASS I          CLASS II
-------------------------------------------------------------------------------
Management fees                                        1.20%             1.20%
Distribution (12b-1) fees                              None              None
Other expenses (including service fees)                 .44               .67
-------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                   1.64%             1.87%

EXAMPLE. The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods indicated, reinvest all dividends and distributions, earn a 5% return each year, and operating expenses remain constant. Your actual returns and costs may be higher or lower than those shown, but based on these assumptions, your expenses would be:

                                                 CLASS I          CLASS II
----------------------------------------------------------------------------
1 Year                                          $    167          $    190
3 Years                                              517               588
5 Years                                              892             1,011
10 Years                                           1,944             2,190

                           HOW THE FUNDS PURSUE THEIR
                              INVESTMENT OBJECTIVES

INVESTMENT TECHNIQUES

In addition to the principal investment strategies described earlier in this prospectus, each of the Funds may employ the following techniques in pursuing their investment objectives.

EQUITY SECURITIES. The types of equity securities in which each Fund may invest include common and preferred stocks and warrants or other similar rights and convertible securities. The chief consideration in selecting an equity security for a Fund is the size of the discount of the market price relative to the Adviser's determination of the true business value of the security.

DEBT SECURITIES. Each Fund may invest in debt securities of both governmental and corporate issuers. Each of Oakmark Fund, Select Fund, Small Cap Fund and Global Fund may invest up to 25% of its assets, Equity and Income Fund may invest up to 20% of its assets, and each of International Fund and International Small Cap Fund may invest up to 10% of its assets (valued at the time of investment) in debt securities that are rated below investment grade (commonly called junk bonds), without a minimum rating requirement. Descriptions of the ratings used by S&P and Moody's are included in Appendix A to the Statement of Additional Information.

CURRENCY EXCHANGE TRANSACTIONS. Each Fund may engage in currency exchange transactions either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through a forward currency exchange contract ("forward contract"). A forward contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks and broker-dealers, are not exchange-traded and are usually for less than one year, but may be renewed.
     Forward currency transactions may involve currencies of the different countries in which a Fund may invest, and serve as hedges against possible variations in the exchange rate between these currencies. The Funds' forward currency transactions are limited to transaction hedging and portfolio hedging involving either specific transactions or actual or anticipated portfolio positions. Transaction hedging is the purchase or sale of a forward contract with respect to a specific receivable or payable of a Fund accruing in connection with the purchase or sale of portfolio securities. Portfolio hedging is the use of a forward contract with respect to an actual or anticipated portfolio security position denominated or quoted in a particular currency. The Funds may engage in portfolio hedging with respect to the currency of a particular country in amounts approximating actual or anticipated positions in securities denominated in such currency. When a Fund owns or anticipates owning securities in countries whose currencies are linked, the Fund may aggregate such positions as to the currency hedged. Although forward contracts may be used to protect a Fund from adverse currency movements, the use of such hedges may reduce or eliminate the potentially positive effect of currency revaluations on the Fund's total return.

SHORT-TERM INVESTMENTS. In seeking to achieve its investment objective, a Fund ordinarily invests on a long-term basis, but on occasion may also invest on a short-term basis, for example, where short-term perceptions have created a significant gap between price and value. Occasionally, securities purchased on a long-term basis may be sold within twelve months after purchase in light of a change in the circumstances of a particular company or industry or in light of general market or economic conditions or if a security achieves its price target in an unexpected shorter period.
     To the extent that investments meeting a Fund's criteria for investment are not available, or when a Fund considers a temporary defensive posture advisable in response to adverse market, economic, political, or other conditions, the Fund may invest without limitation in high-quality corporate debt obligations of U.S. companies or U.S. government obligations, or may hold cash in domestic or foreign currencies or invest in domestic or foreign money market securities. During those periods, a Fund's assets may not be invested in accordance with its regular strategy, and the Fund may not achieve its investment objective.

CASH RESERVES. Under ordinary circumstances, the Funds are substantially fully invested. At times, however, to meet liquidity needs or for temporary defensive purposes, each Fund may hold cash in domestic and foreign currencies and may invest in domestic and foreign money market securities. During those periods, a Fund's assets may not be invested in accordance with its regular strategy and the Fund may not achieve its investment objective.

RISK FACTORS

In addition to the principal risks described earlier in this prospectus, you may be subject to the following risks if you invest in the Funds:

GENERAL RISKS. All investments, including those in mutual funds, have risks, and no one investment is suitable for all investors. Each Fund is intended for long-term investors. Only Equity and Income Fund is intended to present a balanced investment program between growth and income.

MARKET RISK. Each Fund is subject to the market risk that always comes with investments in common stock. Stock prices may fluctuate widely over short or extended periods in response to company, market, or economic news. Stock markets also tend to move in cycles, with periods of rising stock prices and periods of falling stock prices. Although each Fund (other than Select Fund) is diversified, each Fund, except Select Fund, generally intends to limit its holdings to approximately 30 to 60 stocks. Select Fund is a non-diversified fund and usually holds between 15 to 20 stocks in its portfolio. The appreciation or depreciation of any one stock held by a Fund will have a greater impact on the Fund's net asset value than it would if the Fund invested in a larger number of stocks. Although that strategy has the potential to generate attractive returns over time, it also increases a Fund's volatility.

To the extent that a Fund invests in the following types of securities, you also may be subject to other risks:

SMALL AND MID CAP SECURITIES. During some periods, the securities of small and mid cap companies, as a class, have performed better than the securities of large companies, and in some periods they have performed worse. Stocks of small and mid cap companies tend to be more volatile and less liquid than stocks of large companies. Small and mid cap companies, as compared to larger companies, may have a shorter history of operations, may not have as great an ability to raise additional capital, may have a less diversified product line making them susceptible to market pressure, and may have a smaller public market for their shares.

INTERNATIONAL SECURITIES. International investing allows you to achieve greater diversification and to take advantage of changes in foreign economies and market conditions. Many foreign economies have, from time to time, grown faster than the U.S. economy, and the returns on investments in those countries have exceeded those of similar U.S. investments, although there can be no assurance that those conditions will continue.
     You should understand and consider carefully the greater risks involved in investing internationally. Investing in securities of non-U.S. companies, which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involve both opportunities and risks not typically associated with investing in U.S. securities. These include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to companies; less governmental supervision of stock exchanges, securities brokers and companies; different accounting, auditing and financial reporting standards; different settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets; imposition of foreign taxes; and sometimes less advantageous legal, operational and financial protections applicable to foreign subcustodial arrangements.
     Although the Funds try to invest in companies located in countries having stable political environments, there is the possibility of restriction of foreign investment, expropriation of assets, or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other political, social or diplomatic developments that could adversely affect investment in these countries. Economies in individual emerging markets may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many emerging market countries have experienced high rates of inflation for many years, which has had and may continue to have very negative effects on the economies and securities markets of those countries.
     The securities markets of emerging countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Disclosure and regulatory standards in many respects are less stringent than in the U.S. and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited.
     The Funds may invest in ADRs, EDRs or GDRs that are not sponsored by the issuer of the underlying security. To the extent it does so, a Fund would probably bear its proportionate share of the expenses of the depository and might have greater difficulty in receiving copies of the issuer's shareholder communications than would be the case with a sponsored ADR, EDR or GDR.
     The cost of investing in securities of non-U.S. issuers typically is higher than the cost of investing in U.S. securities. International Fund, International Small Cap Fund and Global Fund provide an efficient way for an individual to participate in foreign markets, but their expenses, including advisory and custody fees, are higher than for a typical domestic equity fund.

DEBT SECURITIES. Each Fund may invest in debt securities of both governmental and corporate issuers. A decline in prevailing levels of interest rates generally increases the value of debt securities in a Fund's portfolio, while an increase in rates usually reduces the value of those securities. As a result, to the extent that a Fund invests in debt securities, interest rate fluctuations will affect its net asset value, but not the income it receives from debt securities it owns. In addition, if the debt securities contain call, prepayment, or redemption provisions, during a period of declining interest rates, those securities are likely to be redeemed, and the Fund would probably be unable to replace them with securities having as great a yield.
     Neither International Fund nor International Small Cap Fund will invest more than 10% of its respective total assets in securities rated below investment grade or, if unrated, that are considered by the Adviser to be of comparable quality, Equity and Income Fund will not invest more than 20% of its total assets in such securities, and each of the other Funds will not invest more than 25% of its total assets in such securities.
     Investment in medium- and lower-grade debt securities involves greater risk, including the possibility of issuer default or bankruptcy. Lower-grade debt securities (commonly called "junk bonds") are obligations of companies rated BB or lower by S&P or Ba or lower by Moody's. Lower-grade debt securities are considered speculative and may be in poor standing or actually in default. Medium-grade debt securities are those rated BBB by S&P or Baa by Moody's. Securities so rated are considered to have speculative characteristics. An economic downturn could severely disrupt the market in medium and lower grade debt securities and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in servicing their principal and interest payment obligations.
     The market for medium- and lower-grade debt securities tends to be less broad than the market for higher-quality debt securities. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and a Fund may have greater difficulty selling its portfolio of these debt securities. The market value of these securities and their liquidity may be affected by adverse publicity and investor perceptions.

If you invest in Select Fund, you will be subject to the following risk:

NON-DIVERSIFICATION. As a "non-diversified" fund, Select Fund is not limited under the Investment Company Act of 1940 in the percentage of its assets that it may invest in any one company. Since Select Fund may invest more than 5% of its assets in a single portfolio security, the appreciation or depreciation of such a security will have a greater impact on the net asset value of the Fund than would a smaller investment in that security, and the net asset value per share of the Fund can be expected to fluctuate more than would the net asset value of a comparable "diversified" fund.
     The Fund intends to comply with the diversification standards applicable to regulated investment companies under the Internal Revenue Code of 1986. In order to meet those standards, among other requirements, at the close of each quarter of its taxable year (a) at least 50% of the value of the Fund's total assets must be represented by one or more of the following: (i) cash and cash items, including receivables; (ii) U.S. government securities; (iii) securities of other regulated investment companies; and (iv) securities (other than those in items (ii) and (iii) above) of any one or more issuers as to which the Fund's investment in an issuer does not exceed 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer; and (b) not more than 25% of its total assets may be invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies).

CHANGE IN OBJECTIVE

Each Fund's investment objective may be changed by the board of trustees without shareholder approval. Shareholders will receive at least 30 days' written notice of any change in a Fund's objective. If the board of trustees approves a change in a Fund's investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs. There can be no assurance that a Fund will achieve its investment objective.

                             MANAGEMENT OF THE FUNDS

The Oakmark Family of Funds' investments and business affairs are managed by Harris Associates L.P. The Adviser also serves as investment adviser to individuals, trusts, retirement plans, endowments and foundations, and manages numerous private partnerships. Together with a predecessor, the Adviser has advised and managed mutual funds since 1970. The Adviser's address is Two North LaSalle Street, Suite 500, Chicago, Illinois 60602-3790.
     Subject to the overall authority of the board of trustees, the Adviser furnishes continuous investment supervision and management to the Funds and also furnishes office space, equipment, and management personnel.
     Each Fund pays a management fee to the Adviser for serving as investment adviser and for providing administrative services. The fee is determined as a percentage of average daily net assets. For the fiscal year ended September 30, 2002, the management fees paid by the Funds for each class of Shares outstanding, as a percentage of average net assets, were:

FUND                                                  CLASS I           CLASS II
-----------------------------------------------------------------------------------
Oakmark Fund                                              .93%               .93%
Select Fund                                               .88                .88
Small Cap Fund                                            .99               1.00*
Equity and Income Fund                                    .71                .71
Global Fund                                               .95                .95
International Fund                                        .97                .97
International Small Cap Fund                             1.20               1.20

* With respect to Class II Shares of the Small Cap Fund, which commenced operations on April 10, 2002, the amount shown is the actual annual management fee as a percentage of average net assets. For the period of April 10, 2002 through September 30, 2002, Small Cap Fund paid the Adviser fees at the annual rate of .99% of average net assets.

The Adviser has contractually agreed to reimburse each Fund to the extent that its annual ordinary operating expenses of a class exceed the following percentages of the average net assets of that class:

FUND                                                  CLASS I           CLASS II
-----------------------------------------------------------------------------------
Oakmark Fund                                             1.50%              1.75%
Select Fund                                              1.50               1.75
Small Cap Fund                                           1.50               1.75
Equity and Income Fund                                   1.00               1.25
Global Fund                                              1.75               2.00
International Fund                                       2.00               2.25
International Small Cap Fund                             2.00               2.25

Each such agreement is effective through January 31, 2004.
     Oakmark Fund is managed by William C. Nygren, C.F.A., and Kevin G. Grant, C.F.A. Mr. Nygren joined the Adviser as an analyst in 1983, and was the Adviser's Director of Research from September 1990 to March 1998. Previously he had been an analyst with Northwestern Mutual Life Insurance Company. He holds an M.S. in Finance from the University of Wisconsin-Madison (1981) and a B.S. in Accounting from the University of Minnesota (1980). Mr. Grant joined the Adviser as an analyst in 1988, and has been a senior investment analyst since 1994. He holds an M.B.A. in Finance from Loyola University (1991) and a B.S. in Computer Science from the University of Wisconsin-Madison (1987).
     Select Fund is managed by Mr. Nygren and Henry R. Berghoef, C.F.A.
Mr. Berghoef joined the Adviser as an analyst in 1994 and has been a senior investment analyst since 1994. He holds an M.B.A. from George Washington University (1985), an M.A. in International Studies from Johns Hopkins University (1974), and a B.A. in History from Calvin College (1971).
     Small Cap Fund is managed by James P. Benson, C.F.A. and Clyde S. McGregor, C.F.A. Mr. Benson joined the Adviser as an investment analyst in 1997. Previously he had been an Executive Vice-President and Director of Equity Research for Ryan Beck & Co. Mr. Benson holds a M.B.A. in Finance from Northwestern University (1981) and a B.A. in Economics and Computer Science from Westminster College (1979). Mr. McGregor joined the Adviser as an analyst in 1981 and began managing portfolios in 1986. He holds an M.B.A. in Finance from the University of Wisconsin-Madison (1977) and a B.A. in Economics and Religion from Oberlin College (1974).
     Equity and Income Fund is managed by Mr. McGregor and Edward A. Studzinski, C.F.A. Mr. Studzinski joined the Adviser as an analyst in 1995. Previously
Mr. Studzinski was Vice President and Investment Officer at Mercantile National Bank of Indiana. He holds an M.B.A. in Marketing and Finance from Northwestern University (1985), a J.D. from Duke University (1974), and an A.B. in History from Boston College (1971).
     Global Fund is managed by Gregory L. Jackson and Michael J. Welsh, C.F.A. and C.P.A. Mr. Jackson is responsible for the day-to-day management of the Fund's domestic portfolio, and Mr. Welsh manages the day-to-day affairs of the Fund's foreign portfolio. Mr. Jackson joined the adviser in July of 1998. He holds a B.S. in Finance from the University of Utah, and an M.B.A. in Finance from the University of Chicago. Previously he had been a portfolio manager/analyst with Yacktman Asset Management. Mr. Welsh joined the adviser as an international analyst in 1992. Previously he had been a senior associate, valuation services, with Coopers & Lybrand. He holds an M.B.A. in Finance from Northwestern University (1993) and a B.S. in Accounting from the University of Kansas (1985).
     International Fund is managed by David G. Herro, C.F.A. and Mr. Welsh.
Mr. Herro joined the Adviser in 1992 as a portfolio manager and analyst. Previously he had been an international portfolio manager for the State of Wisconsin Investment Board and The Principal Financial Group. He holds an M.A. in Economics from the University of Wisconsin - Milwaukee (1985) and a B.S. in Business and Economics from the University of Wisconsin - Platteville (1983).
     International Small Cap Fund is managed by Mr. Herro and Mr. Welsh.

                               INVESTING WITH THE
                             OAKMARK FAMILY OF FUNDS

The Funds are "no-load" mutual funds, which means that they do not impose any commission or sales charge when shares are purchased or sold. However, each Fund except Oakmark Fund and Equity and Income Fund does impose a 2% redemption fee on redemptions of Class I Shares held for 90 days or less. See "Investing with The Oakmark Family of Funds--General Redemption Policies--90-Day Redemption Fee on Class I Shares."

ELIGIBILITY TO BUY SHARES

ALL FUNDS. Each Fund is available for purchase only by residents of the United States, Puerto Rico, Guam, and the U.S. Virgin Islands.

SELECT FUND AND INTERNATIONAL SMALL CAP FUND. Select Fund and International Small Cap Fund closed to most new purchases on May 4, 2001 and May 10, 2002, respectively. If you were a shareholder (in your own name or as a beneficial owner of shares held in someone else's name) of the Select Fund as of May 4, 2001, or the International Small Cap Fund as of May 10, 2002, you may continue to make additional investments in the respective Fund and reinvest your dividends and capital gains distributions.
     You may open a new account in either of those Funds, even though the Fund is closed, if:

- You purchase through an employee retirement plan whose records are maintained by a trust company or plan administrator and whose investment alternatives include shares of the Fund;

- You are transferring or "rolling over" into an IRA account of the Fund from an employee benefit plan through which you held shares of the Fund (if your plan doesn't qualify for rollovers, you may still open a new account with all or part of the proceeds of a distribution from the plan);

- You purchase into an annuity account offered by a company that includes shares of the Fund as an investment alternative for such account; or

- You are a client of the Adviser or you have an existing business relationship with the Adviser, and your investment in the Fund, in the judgment of the Adviser, would not adversely affect the Adviser's ability to manage the Fund effectively.

The Trust reserves the right to re-open either Fund to new investors or to modify the extent to which future sales of shares are limited.
     If you have any questions about your eligibility to purchase shares of Select Fund or International Small Cap Fund, please call 1-800-OAKMARK or visit The Oakmark Family of Funds' website at www.oakmark.com.

TYPES OF ACCOUNTS - CLASS I SHARES

Class I Shares of a Fund are offered to members of the general public. You may set up your account in any of the following ways:

INDIVIDUAL OR JOINT OWNERSHIP. Individual accounts are owned by one person. Joint accounts can have two or more owners, and provide for rights of survivorship.

GIFT OR TRANSFER TO A MINOR (UGMA, UTMA). These gift or transfer accounts let you give money to a minor for any purpose. The gift is irrevocable and the minor gains control of the account once he/she reaches the age of majority. Your application should include the minor's social security number.

TRUST FOR ESTABLISHED EMPLOYEE BENEFIT OR PROFIT-SHARING PLAN. The trust or plan must be established before you can open an account and you must include the date of establishment of the trust or plan on your application.

BUSINESS OR ORGANIZATION. You may invest money on behalf of a corporation, association, partnership or similar institution. You should include a certified resolution with your application that indicates which officers are authorized to act on behalf of the entity.

RETIREMENT. A retirement account enables you to defer taxes on investment income and capital gains. Your contributions may be tax-deductible. For detailed information on the tax advantages and consequences of investing in individual retirement accounts (IRAs) and retirement plan accounts, please consult your tax advisor. The types of IRAs available to you are: Traditional IRA, Roth IRA, Rollover IRA, SIMPLE IRA, and Coverdell Education Savings Account (formerly called an Education IRA). For detailed information on these accounts, see the Oakmark IRA disclosure booklets.
     The Fund may be used as an investment in other kinds of retirement plans, including, but not limited to, Keogh plans maintained by self-employed individuals or owner-employees, traditional pension plans, corporate profit-sharing and money purchase pension plans, section 403(b)(7) custodial tax-deferred annuity plans, other plans maintained by tax-exempt organizations, cash balance plans and any and all other types of retirement plans. All of these accounts need to be established by the trustee of the plan and the trustee of the plan should contact the Fund regarding the establishment of an investment relationship.

TYPES OF ACCOUNTS - CLASS II SHARES

Class II Shares of a Fund are offered to certain retirement plans, such as a 401(k), and profit sharing plans. The purchase of Class II Shares is contingent upon an agreement with the Fund(s). Class II Shares of a Fund pay a service fee at the annual rate of .25% of the average net assets of Class II Shares of the Fund. This service fee is paid to an administrator for performing the services associated with the administration of such retirement plans.
   If you invest in Class II Shares, the procedures by which you can buy and sell shares are governed by the terms of your retirement plan. Please contact your plan sponsor or service provider for information on how to buy and sell your Class II Shares, or contact an Oakmark investor services representative at 1-800-OAKMARK.

INVESTMENT MINIMUMS
(Applies to Class I Shares Only)

TYPE OF ACCOUNT                   INITIAL INVESTMENT    SUBSEQUENT INVESTMENT
-----------------------------------------------------------------------------
Regular investing account         $ 1,000               $ 100

Traditional or Roth IRA             1,000                 100

SIMPLE IRA                        Determined on a       Determined on a
                                  case by case basis    case by case basis

Coverdell Education Savings
  Account (formerly called the
  Education IRA)                      500                 100

Automatic Investment Plan
  or Payroll Deduction Plan           500                 100

SHARE PRICE

NET ASSET VALUE. The share price is also called the net asset value ("NAV") of a share. The NAV of a Class I or Class II share is determined by the Fund's custodian as of the close of regular session trading (usually 4:00 p.m. Eastern time) on the New York Stock Exchange ("NYSE") on any day on which the NYSE is open for trading. A Fund's NAV will not be calculated on days when the NYSE is closed, such as on Saturdays and Sundays and on certain holidays, as more fully discussed in the Statement of Additional Information under "Purchasing and Redeeming Shares."
     The NAV of Class I Shares of each Fund is determined by dividing the value of the assets attributable to Class I Shares of the Fund, less liabilities attributable to that class, by the number of Class I Shares outstanding. Similarly, the NAV of Class II Shares of each Fund is determined by dividing the value of the assets attributable to Class II Shares of the Fund, less liabilities attributable to that class, by the number of Class II Shares outstanding.
     Trading in the securities of non-U.S. issuers held in each Fund's portfolio takes place in various markets on some days and at times when the NYSE is not open for trading. In addition, securities of non-U.S. issuers may not trade on some days when the NYSE is open for trading. The value of the Funds' portfolios may change on days when the Funds are not open for business and you cannot purchase or redeem Fund shares.

PURCHASE PRICE AND EFFECTIVE DATE. Each purchase of Class I Shares of a Fund is made at the NAV of Class I Shares next determined as follows:
- A purchase BY CHECK, WIRE TRANSFER OR ELECTRONIC TRANSFER is made at the NAV next determined after receipt and acceptance by the Funds' transfer agent of your check or wire transfer or your electronic transfer investment instruction. An order is not accepted until the Funds' transfer agent has received an application or appropriate instruction along with the intended investment, if applicable, and any other required documentation.

- A purchase THROUGH AN INTERMEDIARY, such as a broker-dealer, bank, retirement plan service provider, or retirement plan sponsor (called an "Intermediary") that

     IS the Fund's authorized agent for the receipt of orders is made at the NAV next determined after receipt and acceptance of the order by the Intermediary.

- A purchase THROUGH AN INTERMEDIARY that IS NOT the Fund's authorized agent for the receipt of orders is made at the NAV next determined after receipt and acceptance of your order by the Fund's transfer agent.

     Each purchase of Class II Shares of a Fund through an Intermediary is made at the NAV of Class II Shares next determined after receipt and acceptance of the order by the Intermediary.
     Price information may be obtained by accessing the Oakmark Funds' website at www.oakmark.com or by calling 1-800-OAKMARK and accessing our voice recognition system.

GENERAL PURCHASING POLICIES

You may OPEN AN ACCOUNT and ADD TO AN ACCOUNT by purchasing directly from a Fund(s) or through an Intermediary.

- If you buy shares of the Fund through an Intermediary, the Intermediary may charge a fee for its services. Any such charge could constitute a substantial portion of a smaller account and may not be in your best interest. You may purchase shares of a Fund directly from the Fund without the imposition of any charges other than those described in this prospectus. See "How to Buy Class I Shares."

- Once your purchase order has been accepted, you may not cancel or revoke it; however, you may redeem the shares. The Fund may withhold redemption proceeds until it is reasonably satisfied it has received your payment. This confirmation process may take up to fifteen days.

- The Funds reserve the right to reject any purchase order that they determine not to be in the best interest of the Funds or their shareholders. The Funds will not honor requests for purchases or exchanges by shareholders they have reason to believe are "market-timers." Although the Funds will attempt to give prior notice of a suspension or termination of an exchange privilege when they are reasonably able to do so, the suspension or termination may be effective immediately, thereby preventing any uncompleted exchange.

- The Funds reserve the right at any time without prior notice to suspend, limit, modify or terminate any privilege, including the telephone exchange privilege, or its use in any manner by any person or class.

GENERAL REDEMPTION POLICIES

You may SELL YOUR SHARES by contacting the Fund(s) directly or through an Intermediary.

- The price at which your redemption order will be processed is the NAV next determined after proper redemption instructions are received. See "Investing with The Oakmark Family of Funds--Share Price--Net Asset Value."

- The Funds cannot accept a redemption request that specifies a particular redemption date or price.

- Once your redemption order has been accepted, you may not cancel or revoke it.

- The Funds generally will mail redemption proceeds within seven days after receipt of your redemption request. If you recently made a purchase, the Funds may withhold redemption proceeds until they are reasonably satisfied that they have received your payment. This confirmation process may take up to fifteen days.

- The Funds reserve the right at any time without prior notice to suspend, limit, modify or terminate any privilege, including the telephone exchange privilege, or its use in any manner by any person or class.

REDEMPTION IN KIND. The Funds generally intend to pay all redemptions in cash. Each Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Redemptions in excess of those amounts will normally be paid in cash, but may be paid wholly or partly by a distribution in kind of marketable securities. Brokerage costs may be incurred by a shareholder who receives securities and desires to convert them to cash.

90-DAY REDEMPTION FEE ON CLASS I SHARES. Each Fund except Oakmark Fund and Equity and Income Fund imposes a short-term trading fee on redemptions of Class I Shares held for 90 days or less to offset two types of costs to the Fund caused by short-term trading: portfolio transaction and market impact costs associated with erratic redemption activity and administrative costs associated with processing redemptions. The fee is paid to each Fund and is 2% of the redemption value and is deducted from the redemption proceeds.
     The "first-in, first-out" (FIFO) method is used to determine the holding period, which means that if you bought shares on different days, the shares purchased first will be redeemed first for purposes of determining whether the short-term trading fee applies.
     Each Fund does NOT impose a redemption fee on a redemption of:

-    shares acquired by reinvestment of dividends or distributions of a Fund; or

- shares held in an account of certain retirement plans or profit sharing plans or purchased through certain Intermediaries.

                            HOW TO BUY CLASS I SHARES

FOR INVESTORS WHO PURCHASE DIRECTLY FROM THE FUND(s) AND NOT THROUGH AN INTERMEDIARY

BY CHECK

OPENING AN ACCOUNT

- Complete and sign the New Account Registration Form, enclose a check made payable to The Oakmark Funds and mail the Form and your check to the address indicated to the right.

-    Your initial investment must be at least $1,000.

- PLEASE NOTE: The Funds do not accept cash, drafts, starter checks, checks made payable to a party other than the Oakmark Funds, checks drawn on banks outside of the United States or purchase orders specifying a particular purchase date or price per share.

- The Funds will withhold redemption proceeds for up to 15 days after purchase of shares by check.

ADDING TO AN ACCOUNT

- Mail your check made payable to The Oakmark Funds with either the additional investment form attached to your confirmation statement or a note with the amount of the purchase, your account number, and the name in which your account is registered to:

     THE OAKMARK FUNDS
     P.O. Box 8510
     Boston, MA 02266-8510

-    Your subsequent investments must be at least $100.

BY WIRE TRANSFER

OPENING AN ACCOUNT

- Call an investor services representative at 1-800-OAKMARK to request an account number and wire transfer instructions.

-    Your initial investment must be at least $1,000.

ADDING TO AN ACCOUNT

- Instruct your bank to transfer funds to ABA#011000028, DDA# 9904-632-8. Specify the Fund name, your account number and the registered account name(s) in the instructions.

-    Your subsequent investments must be at least $100.

BY ELECTRONIC TRANSFER

OPENING AN ACCOUNT

- You may NOT open a new account by electronic transfer except by accessing www.oakmark.com. Choose the "My Account" tab and then follow the instructions.

- The Funds will withhold redemption proceeds for up to 15 days after purchase of shares by electronic transfer.

ADDING TO AN ACCOUNT

- If you established the electronic transfer privilege on your New Account Registration Form, call the Funds' Voice Recognition System, OAKLINK, at 1-800-OAKMARK and choose menu option 1, and follow the instructions, or call an investor service representative at 1-800-OAKMARK.

-    Your subsequent investments must be at least $100.

- If you did not establish the electronic transfer privilege on your New Account Registration Form, you may add the privilege by obtaining a Shareholder Services Form by visiting the Oakmark Funds' website at www.oakmark.com or by calling an investor service representative at 1-800-OAKMARK.

Confirm with your bank or credit union that it is a member of the Automated Clearing House (ACH) system.

BY AUTOMATIC INVESTMENT

OPENING AN ACCOUNT

-    Choose the Automatic Investment Plan on your New Account Registration Form.

- Your initial investment must be at least $500 and be made by check payable to The Oakmark Funds.

- In addition to your investment check, send a check marked "Void" or a deposit slip from your bank account along with your New Account Registration Form.

ADDING TO AN ACCOUNT

- If you chose the Automatic Investment Plan when you opened your account, subsequent purchases of shares will be made automatically, either monthly or quarterly, by electronic transfer from your bank account in the dollar amount you specified.

-    Your subsequent investments must be at least $100.

- If you did not establish the electronic transfer privilege on your New Account Registration Form, you may add the privilege by obtaining a Shareholder Services Form by visiting the Oakmark Funds' website at www.oakmark.com or by calling an investor service representative at 1-800-OAKMARK.

BY PAYROLL DEDUCTION

OPENING AN ACCOUNT

- Complete and sign the New Account Registration Form and the Payroll Deduction Plan Application, enclose a check made payable to The Oakmark Funds and return both forms and the check for at least $500 to:

     THE OAKMARK FUNDS
     P.O. Box 8510
     Boston, MA 02266-8510

-    Your initial investment must be at least $500 and be made by check.

- The Payroll Deduction Plan Application allows you to purchase shares of the Fund on a monthly, bi-monthly, or quarterly basis by instructing your employer to deduct from your paycheck a specified dollar amount.

ADDING TO AN ACCOUNT

- If you completed the Payroll Deduction Plan Application, subsequent purchases of shares will be made automatically, either monthly, bi-monthly or quarterly, by deducting the dollar amount you specified from your pay.

-    Your subsequent investments must be at least $100.

- If you want to establish the Payroll Deduction Plan, obtain a Payroll Deduction Plan Application by visiting the Oakmark Funds' website at www.oakmark.com or by calling an investor service representative at 1-800-OAKMARK.

BY EXCHANGE

You may purchase shares of a Fund by exchange of shares of another Fund or by exchange of Oakmark Units. Oakmark Units are ILA Service Units of Government Portfolio (a money market fund that is a portfolio of Goldman Sachs Institutional Liquid Assets Portfolios of Goldman Sachs Trust).

OPENING AN ACCOUNT

- Call an investor service representative at 1-800-OAKMARK. The new account into which you are making the exchange will have exactly the same registration as the account from which you are exchanging shares.

-    Your initial investment into your new account must be at least $1,000.

- Obtain a current prospectus for the Fund into which you are exchanging by visiting the Oakmark Funds' website at www.oakmark.com or calling an investor service representative at 1-800-OAKMARK.

ADDING TO AN ACCOUNT

- Call the Funds' Voice Recognition System, OAKLINK, at 1-800-OAKMARK and choose menu option 1, and follow the instructions, or call an investor service representative at 1-800-OAKMARK.

- Send a letter of instruction, indicating your name, the name of the Fund, and the Fund account number from which you wish to redeem shares, and the name of the Fund and the Fund account number into which you wish to buy shares, to:

     THE OAKMARK FUNDS
     P.O. Box 8510
     Boston, MA 02266-8510

-    Your subsequent investments must be at least $100.

- The Trust may refuse at any time any exchange request it considers detrimental to a Fund.

- AN EXCHANGE TRANSACTION IS A REDEMPTION OF SHARES AND PURCHASE OF SHARES FOR FEDERAL INCOME TAX PURPOSES AND MAY RESULT IN A CAPITAL GAIN OR LOSS. AN EXCHANGE MAY RESULT IN A 2% REDEMPTION FEE ON SHARES HELD FOR 90 DAYS OR LESS.

BY INTERNET

OPENING AN ACCOUNT

- Login to the Oakmark Funds' website at www.oakmark.com, choose the "My Account" tab and then follow the instructions.

-    Your initial investment into your new account must be at least $1000.

ADDING TO AN ACCOUNT

- Login to the Oakmark Funds' website at www.oakmark.com, choose the "My Account" tab and then follow the instructions.

-    Your subsequent investments must be at least $100.

                           HOW TO SELL CLASS I SHARES

FOR INVESTORS WHO REDEEM DIRECTLY FROM THE FUND(s) AND NOT THROUGH AN
INTERMEDIARY

IN WRITING

BY MAIL:

     THE OAKMARK FUNDS
     P.O. Box 8510
     Boston, MA 02266-8510

EXPRESS DELIVERY OR COURIER:

     THE OAKMARK FUNDS
     66 Brooks Drive
     Braintree, MA 02184

YOUR REDEMPTION REQUEST MUST:

-    identify the Fund and give your account number;

-    specify the number of shares or dollar amount to be redeemed; and

- be signed in ink by ALL account ownersexactly as their names appear on the account registration.

BY TELEPHONE

- You may redeem shares from your account by calling the Funds' Voice Recognition System, OAKLINK, at 1-800-OAKMARK and choosing menu option 1, and following the instructions, or by calling an investor service representative at 1-800-OAKMARK.

- A check for the proceeds will be sent to your address of record, generally within 7 days of receiving your proper request, or within 15 days of your purchase if you purchased the shares by check. See "Investing with The Oakmark Family of Funds--General Redemption Policies."

- A redemption request received by telephone after the close of regular session trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) is deemed received on the next business day.

- You may not redeem by telephone shares held in an account for which you have changed the address within the preceding 30 days.

BY ELECTRONIC TRANSFER

- To redeem shares from your account by electronic transfer, call the Funds' Voice Recognition System, OAKLINK, at 1-800-OAKMARK and choose menu option 1 and follow the instructions, or call an investor service representative at 1-800-OAKMARK.

- Payment of the proceeds will be made by electronic transfer only to a checking account previously designated by you at a bank that is a member of the Automated Clearing House (ACH) system. Confirm with your bank or credit union that it is a member of ACH.

- Payment of the proceeds will normally be sent on the next business day after receipt of your request or within 15 days of your purchase if you purchased the shares by electronic transfer.

- A redemption request received by telephone after the close of regular session trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) is deemed received on the next business day.

- If the proceeds of your redemption are sent by electronic transfer, your bank will be notified of the transfer on the day the proceeds are sent, but your bank account may not receive "good funds" for at least one week thereafter.

BY EXCHANGE

- You may sell some or all of your shares of a Fund and use the proceeds to buy shares of another Oakmark fund or Oakmark Units either in writing or by calling the Funds' Voice Recognition System, OAKLINK, at 1-800-OAKMARK and choosing menu option 1 and following the instructions, or by calling an investor service representative at 1-800-OAKMARK.

- Obtain a current prospectus for a Fund into which you are exchanging by visiting the Oakmark Funds' website at www.oakmark.com or by calling an investor service representative at 1-800-OAKMARK.

- An exchange request received by telephone after the close of regular session trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) is deemed received on the next business day.

- The Trust may refuse at any time any exchange request it considers detrimental to a Fund.

- AN EXCHANGE TRANSACTION IS A REDEMPTION OF SHARES AND PURCHASE OF SHARES FOR FEDERAL INCOME TAX PURPOSES AND MAY RESULT IN A CAPITAL GAIN OR LOSS. AN EXCHANGE MAY RESULT IN A 2% REDEMPTION FEE ON SHARES HELD FOR 90 DAYS OR LESS.

See also the section entitled "How to Buy Class I Shares--By Exchange."

BY WIRE TRANSFER

- To redeem shares from your account by wire transfer, call an investor service representative at 1-800-OAKMARK.

-    The proceeds will be paid by wire transfer to your bank account.

- The cost of the wire transfer (currently $5) will be deducted from your account, or from the redemption proceeds if you redeem your entire account.

- Some transactions require a signature guarantee. See "How to Sell Class I Shares--Signature Guarantee."

- Payment of the proceeds will normally be wired on the next business day after receipt of your request.

- A redemption request received by telephone after the close of regular session trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) is deemed received on the next business day.

- A wire transfer will normally result in your bank receiving "good funds" on the business day following the date of redemption of your shares.

BY AUTOMATIC REDEMPTION

- You may automatically redeem a fixed dollar amount of shares each month or quarter and have the proceeds sent by check to you or deposited by electronic transfer into your bank account by so electing on your New Account Registration Form.

- Because withdrawal payments may have tax consequences, you should consult your tax advisor before establishing such a plan.

BY INTERNET

- Login to the Oakmark Funds' web site at www.oakmark.com, choose the "My Account" tab and then follow the instructions.

SIGNATURE GUARANTEE. Your request to sell your Fund shares must include a signature guarantee if:

-    your account registration has been changed within the last 30 days;

- the redemption check is to be mailed to an address different from the one on your account;

- the redemption check is to be made payable to someone other than the registered account owner; or

- you are instructing a Fund to transmit the proceeds to a bank account that you have not previously designated as the recipient of such proceeds.

You should be able to obtain a signature guarantee from a bank, securities broker-dealer, credit union (if authorized under state law), securities exchange or association, clearing agency or savings association. YOU CANNOT OBTAIN A SIGNATURE GUARANTEE FROM A NOTARY PUBLIC.

SMALL ACCOUNT REDEMPTION. The Trust and the Funds also reserve the right to redeem shares in any account and send the proceeds to the owner if the account value has been reduced below $1,000 as a result of redemptions. A Fund or its agent will notify you if your account falls below the minimum and give you 30 days to bring the account value up to the minimum.

                              SHAREHOLDER SERVICES

CLASS I SHAREHOLDERS

If you are a holder of Class I Shares of a Fund, the following services are available to you.

REPORTING TO SHAREHOLDERS. You will receive a confirmation statement reflecting each of your purchases and sales of shares of the Funds, as well as periodic statements detailing distributions made by the Funds. Shares purchased by reinvestment of dividends or pursuant to an automatic investment plan will be confirmed to you quarterly. In addition, the Funds will send you periodic reports showing Fund portfolio holdings and will provide you annually with tax information. We suggest that you keep your account statements with your other important financial papers. You may need them for tax purposes.
     The Funds reduce the number of duplicate prospectuses, annual and semi-annual reports your household receives by sending only one copy of each to those addresses shared by two or more accounts. Call the Oakmark Funds at 1-800-OAKMARK to request individual copies of these documents. The Funds will begin sending individual copies thirty days after receiving your request.

IRA PLANS. The Trust has a master IRA plan that allows you to invest in a Traditional IRA, Roth IRA, Coverdell Education Savings Account or SIMPLE IRA on a tax-sheltered basis in the Funds or Oakmark Units of the Government Portfolio of Goldman, Sachs Money Market Trust. The plan also permits you to "roll over" or transfer to your Traditional IRA a lump sum distribution from a qualified pension or profit-sharing plan, thereby postponing federal income tax on the distribution. If your employer has a Simplified Employee Pension Plan (SEP), you may establish a Traditional IRA with a Fund to which your employer may contribute, subject to special rules designed to avoid discrimination. There is a $5 set-up fee and a $10 annual maintenance fee for each IRA established. (The maintenance fee is capped at $20 per year). Information on IRAs may be obtained by visiting the Oakmark Funds' website at www.oakmark.com or calling an investor service representative at 1-800-OAKMARK.

ESTABLISHING PRIVILEGES. You may establish any of the shareholder privileges when you complete an application to purchase shares of a Fund. If you have already established an account and want to add or change a privilege, visit the Oakmark Funds' website at www.oakmark.com to obtain a Shareholder Services Form and return the completed form to the Oakmark Funds, or call an investor service representative at 1-800-OAKMARK to request the appropriate form.

VOICE RECOGNITION SYSTEM ("OAKLINK"). To obtain information about your account, such as account balance, last transaction and distribution information, to purchase, redeem or exchange shares of a Fund or Oakmark Units, or to order duplicate statements, call the Funds' Voice Recognition System, OAKLINK, at 1-800-OAKMARK (choose menu option 1). Please note: you must have a personal identification number ("PIN") to access account information through OAKLINK. Call 1-800-OAKMARK and speak with an investor service representative to obtain your PIN.

WEBSITE. To learn more about The Oakmark Family of Funds, or to obtain prospectuses, account applications, shareholder reports, or each Fund's daily NAV, or to read portfolio manager commentaries access the Oakmark Funds' website at www.oakmark.com. To perform transactions, change your address, order duplicate statements or obtain information about your account, such as your account balance, your last transaction and account history, click on "My Account" and follow the instructions.

TELEPHONE AND INTERNET TRANSACTIONS. You may perform many transactions-- including exchanges, purchases and redemptions--by telephone and over the Internet. To prevent unauthorized transactions in your account, the Funds will take precautions designed to confirm that instructions communicated through the telephone or Internet are genuine. For example, the Funds or their agents may record a telephone call, request a personal identification number or password, request more information and send written confirmations of telephone and Internet transactions. The Funds request that shareholders review these written confirmations and notify the Funds immediately if there is a problem. A Fund will not be responsible for any loss, liability, cost or expense resulting from an unauthorized transaction initiated by telephone or the Internet if it or its transfer agent follows reasonable procedures designed to verify the identity of the caller or Internet user.

ACCOUNT ADDRESS CHANGE. You may change the address of record for your Fund account by sending written instructions to the Funds at The Oakmark Funds, P.O. Box 8510, Boston, MA 02266-8510 or by telephoning an investor service representative at 1-800-OAKMARK. You may also change your address by accessing the Oakmark Funds' website at www.oakmark.com and clicking on "My Account" and following the instructions. If you change your address of record without a signature guarantee, unless you request that the redemption proceeds be sent to your bank account of record with the Funds, the Funds will not honor the redemption request for the following 30 days. During that period, the Funds will require written redemption requests with signature guarantees.

Account Registration Change. You may change your account registration only by sending your written instructions with a signature guarantee to the transfer agent at its address shown on the back cover of this prospectus. See "How to Sell Class I Shares--Signature Guarantee."

CLASS II SHAREHOLDERS

If you are a holder of Class II Shares of a Fund, your 401(k) or other retirement plan will provide shareholder services to you as required in accordance with your plan agreement. You should contact your plan sponsor or service provider for information about the services available to you under the terms of your plan.

                             DISTRIBUTIONS AND TAXES

DISTRIBUTIONS

Each Fund distributes to its shareholders substantially all net investment income as dividends and any net capital gains realized from sales of the Fund's portfolio securities. Equity and Income Fund may declare and pay dividends from net investment income semi-annually, while each of the other Funds expects to declare and pay dividends annually. Net realized long-term capital gains, if any, are paid to shareholders at least annually.
     All of your income dividends and capital gain distributions will be reinvested in additional shares unless you elect to have distributions paid by check. If any check from a Fund mailed to you is returned as undeliverable or is not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and future distributions in additional Fund shares.

TAXES

The following discussion of U.S. and foreign taxation applies only to U.S. shareholders and is not intended to be a full discussion of income tax laws and their effect. You may wish to consult your own tax advisor.

TAXES ON TRANSACTIONS. When you redeem shares, you will experience a capital gain or loss if there is a difference between the cost of your shares and the price you receive when you sell them. The federal tax treatment will depend on how long you owned the shares and your individual tax position. You may be subject to state and local taxes on your investment in a Fund, depending on the laws of your home state or locality.

EXCHANGES. If you perform an exchange transaction, it is considered a sale and purchase of shares for federal income tax purposes and may result in a capital gain or loss.

DISTRIBUTIONS. Distributions from investment income (dividends) and net short-term capital gains are taxable as ordinary income. Distributions of long-term capital gains are taxable as long-term capital gains regardless of the length of time you have held your Fund shares. Distributions will be taxable to you whether received in cash or reinvested in Fund shares.
     The Trust will send you an annual statement to advise you as to the source of your distributions for tax purposes. If you are not subject to income taxation, you will not be required to pay tax on amounts distributed to you.

BUYING INTO A DISTRIBUTION. Purchasing a Fund's shares in a taxable account shortly before a distribution by the Fund is sometimes called "buying into a distribution." You pay income taxes on a distribution whether you reinvest the distribution in shares of the Fund or receive it in cash. In addition, you pay taxes on the distribution whether the value of your investment decreased, increased or remained the same after you bought shares of the Fund.

     A Fund may build up capital gains during the period covered by a distribution (over the course of the year, for example) when securities in the Fund's portfolio are sold at a profit. After subtracting any capital losses, the Fund distributes those gains to you and other shareholders, even if you did not own the shares when the gains occurred (if you did not hold the Fund earlier in the year, for example), and you incur the full tax liability on the distribution.

FOREIGN INCOME TAXES. Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. If a Fund pays nonrefundable taxes to foreign governments during the year, the taxes will reduce the Fund's dividends but will still be included in your taxable income. However, if a Fund qualifies for, and makes, a special election you may be able to claim an offsetting credit or deduction on your tax return for your share of foreign taxes paid by a Fund.

BACKUP WITHHOLDING. You must furnish to the Funds your properly certified social security or other tax identification number to avoid the Federal income tax backup withholding on dividends, distributions and redemption proceeds. If you do not do so or the Internal Revenue Service informs the Fund that your tax identification number is incorrect, the Fund may be required to withhold a percentage of your taxable distributions and redemption proceeds. Because each Fund must promptly pay to the IRS all amounts withheld, it is usually not possible for a Fund to reimburse you for amounts withheld. You may claim the amount withheld as a credit on your federal income tax return.

                              FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand each Fund's financial performance during the last five years (or since it began operations, if less than five years). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment, assuming reinvestment of all dividends and distributions. The information for the fiscal year ended September 30, 2002 has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with each Fund's financial statements, is included in the annual report and the Statement of Additional Information, which are available on request. The financial highlights for the fiscal periods ended prior to September 30, 2002, were audited by other auditors who have ceased operations. For each year shown, all information is for the fiscal year ended September 30, unless otherwise noted.

                                  OAKMARK FUND

For a share outstanding throughout each period

                                                                               CLASS I
                                           ------------------------------------------------------------------------------
                                            YEAR ENDED       YEAR ENDED        YEAR ENDED     YEAR ENDED     YEAR ENDED
                                           SEPTEMBER 30,    SEPTEMBER 30,     SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,
                                               2002             2001              2000           1999           1998
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning
   of period                                $    32.01       $    26.95        $   34.37      $    33.54     $   41.21
Income from investment
   operations:
   Net investment income                          0.12             0.07             0.49            0.36          0.47
   Net gains or losses on
      securities (both realized
        and unrealized)                          (3.85)            5.38            (2.91)           2.51         (1.73)
                                           ------------------------------------------------------------------------------
      Total From investment
        operations:                              (3.73)            5.45            (2.42)           2.87         (1.26)
Less distributions:
   Dividends (from net
      investment income)                         (0.20)           (0.39)           (0.26)          (0.44)        (0.40)
   Distributions (from capital
      gains)                                      0.00             0.00            (4.74)          (1.60)        (6.01)
                                           ------------------------------------------------------------------------------
      Total distributions                        (0.20)           (0.39)           (5.00)          (2.04)        (6.41)
                                           ------------------------------------------------------------------------------
Net asset value, end of period              $    28.08       $    32.01        $   26.95      $    34.37     $   33.54
                                           ==============================================================================
Total return                                    (11.77)%          20.42%           (7.55)%          7.98%        (4.06)%
Ratios/supplemental data:
   Net assets, end of period
      ($million)                            $  3,300.9       $  3,109.1        $ 2,038.7      $  4,772.8     $ 6,924.0
   Ratio of expenses to
      average net assets                          1.17%            1.15%            1.21%           1.11%         1.08%
   Ratio of net investment
      income to average net
        assets                                    0.38%            0.73%            1.42%           1.02%         1.22%
   Portfolio turnover rate                          44%              57%              50%             13%           43%
-------------------------------------------------------------------------------------------------------------------------

                                                                                                     CLASS II
                                                                                            -----------------------------
                                                                                                           APRIL 5, 2001
                                                                                              YEAR ENDED      THROUGH
                                                                                            SEPTEMBER 30,  SEPTEMBER 30,
                                                                                                 2002         2001 (a)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                          $    31.97     $   32.09
   Net investment income                                                                            0.16          0.05
   Net gains or losses on securities (both realized and unrealized)                                (3.92)        (0.17)
                                                                                            -----------------------------
      Total from investment operations:                                                            (3.76)        (0.12)
Less distributions:
   Dividends (from net investment income)                                                          (0.17)         0.00
   Distributions (from capital gains)                                                               0.00          0.00
      Total distributions                                                                          (0.17)         0.00
                                                                                            -----------------------------
Net asset value, end of period                                                                $    28.04     $   31.97
                                                                                            =============================
Total return                                                                                      (11.85)%       (0.37)%
Ratios/supplemental data:
   Net assets, end of period ($million)                                                       $      7.7     $     0.1
   Ratio of expenses to average net assets                                                          1.44%         1.32%*
   Ratio of net investment income to average net assets                                             0.35%         0.46%*
   Portfolio turnover rate                                                                            44%           57%
-------------------------------------------------------------------------------------------------------------------------

*    DATA HAS BEEN ANNUALIZED.
(a) THE DATE WHICH CLASS II SHARES WERE FIRST SOLD TO THE PUBLIC WAS APRIL 5, 2001.

                                   SELECT FUND

For a share outstanding throughout each period

                                                                                CLASS I
                                           ------------------------------------------------------------------------------
                                            YEAR ENDED       YEAR ENDED        YEAR ENDED     YEAR ENDED     YEAR ENDED
                                           SEPTEMBER 30,    SEPTEMBER 30,     SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,
                                               2002             2001              2000           1999           1998
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning
   of period                                $    25.20       $    21.45        $   20.92      $    16.76     $   16.34
Income from investment operations:
   Net investment income                          0.02             0.03             0.13            0.19          0.03
   Net gains or losses on
      securities (both realized
        and unrealized)                          (3.50)            5.17             4.32            4.73          0.56
                                           ------------------------------------------------------------------------------
      Total from investment
        operations:                              (3.48)            5.20             4.45            4.92          0.59
Less distributions:
   Dividends (from net
      investment income)                         (0.05)           (0.09)           (0.20)          (0.05)         0.00
   Distributions (from
      capital gains)                              0.00            (1.36)           (3.72)          (0.71)        (0.17)
                                           ------------------------------------------------------------------------------
      Total distributions                        (0.05)           (1.45)           (3.92)          (0.76)        (0.17)
                                           ------------------------------------------------------------------------------
Net asset value, end of period              $    21.67       $    25.20        $   21.45      $    20.92     $   16.76
                                           ==============================================================================
Total return                                    (13.85)%          25.75%           24.53%          30.07%         3.64%
Ratios/supplemental data:
   Net assets, end of period
      ($million)                            $  3,717.6       $  4,161.4        $ 1,772.0      $  1,638.9     $ 1,227.9
   Ratio of expenses to
      average net assets                          1.07%            1.08%            1.17%           1.16%         1.22%
   Ratio of net investment
      income to average
        net assets                                0.09%            0.26%            0.76%           0.98%         0.17%
   Portfolio turnover rate                          32%              21%              69%             67%           56%
-------------------------------------------------------------------------------------------------------------------------

                                                                                               CLASS II
                                                                             -------------------------------------------
                                                                                                            DECEMBER 31,
                                                                                                               1999
                                                                              YEAR ENDED      YEAR ENDED      THROUGH
                                                                             SEPTEMBER 30,   SEPTEMBER 30, SEPTEMBER 30,
                                                                                 2002            2001         2000 (a)
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                           $   25.10      $    21.40     $   18.42
   Net investment income (Loss)                                                    (0.04)           0.00          0.10
   Net gains or losses on securities (both realized and
      unrealized)                                                                  (3.50)           5.10          2.88
                                                                             -------------------------------------------
   Total from investment operations:                                               (3.54)           5.10          2.98
Less distributions:
   Dividends (from net investment income)                                           0.00           (0.06)         0.00
   Distributions (from capital gains)                                               0.00           (1.34)         0.00
                                                                             -------------------------------------------
      Total distributions                                                           0.00           (1.40)         0.00
                                                                             -------------------------------------------
Net asset value, end of period                                                 $   21.56      $    25.10     $   21.40
                                                                             ===========================================
Total return                                                                      (14.10)%         25.28%        16.18%
Ratios/supplemental data:
   Net assets, end of period ($million)                                        $    64.4      $     35.4     $     6.8
   Ratio of expenses to average net assets                                          1.36%           1.40%         1.41%*
   Ratio of net investment income (loss) to average
      net assets                                                                   (0.19)%         (0.08)%        0.59%*
   Portfolio turnover rate                                                            32%             21%           69%
------------------------------------------------------------------------------------------------------------------------

*    DATA HAS BEEN ANNUALIZED.
(a) THE DATE WHICH CLASS II SHARES WERE FIRST SOLD TO THE PUBLIC WAS DECEMBER 31, 1999.

                                 SMALL CAP FUND

For a share outstanding throughout each period

                                                                                CLASS I
                                           ------------------------------------------------------------------------------
                                            YEAR ENDED       YEAR ENDED        YEAR ENDED     YEAR ENDED     YEAR ENDED
                                           SEPTEMBER 30,    SEPTEMBER 30,     SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,
                                               2002             2001              2000           1999           1998
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning
   of period                                $    14.57       $    15.10        $   13.88      $    12.63     $   20.34
Income from investment
   operations:
   Net investment
      income (loss)                              (0.11)            0.00             0.00            0.14         (0.12)
   Net gains or losses on
      securities (both realized
        and unrealized)                          (0.36)           (0.02)            1.22            1.20         (4.73)
                                           ------------------------------------------------------------------------------
      Total from investment
        operations:                              (0.47)           (0.02)            1.22            1.34         (4.85)
Less distributions:
   Dividends (from net
      investment income)                          0.00             0.00             0.00            0.00          0.00
   Distributions (from
      capital gains)                              0.00            (0.51)            0.00           (0.09)        (2.86)
                                           ------------------------------------------------------------------------------
      Total distributions                         0.00            (0.51)            0.00           (0.09)        (2.86)
                                           ------------------------------------------------------------------------------
Net asset value, end of period              $    14.10       $    14.57        $   15.10      $    13.88     $   12.63
                                           ==============================================================================
Total return                                     (3.23)%           0.07%            8.79%          10.56%       (26.37)%
Ratios/supplemental data:
   Net assets, end of period
      ($million)                            $    356.9       $    264.6        $   248.7      $    437.1     $   618.0
   Ratio of expenses to
      average net assets                          1.33%            1.27%            1.50%(a)        1.48%         1.45%
   Ratio of net investment
      income (loss) to
        average net assets                       (0.67)%          (0.28)%          (0.41)%(a)      (0.44)%       (0.40)%
   Portfolio turnover rate                          22%              47%              28%             68%           34%
-------------------------------------------------------------------------------------------------------------------------

(a) IF THE FUND HAD PAID ALL OF ITS EXPENSES AND THERE HAD BEEN NO EXPENSE REIMBURSEMENT BY THE ADVISER, RATIOS WOULD HAVE BEEN AS FOLLOWS:

                                                          SEPTEMBER 30, 2000
----------------------------------------------------------------------------
   Ratio of expenses to average net assets                        1.59%
   Ratio of net income (loss) to average net assets              (0.50)%

                                                                                           CLASS II
                                                                       ---------------------------------------------------
                                                                                                             APRIL 10,
                                                                                                               2002
                                                                                                              THROUGH
                                                                                                           SEPTEMBER 30,
                                                                                                             2002 (b)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                                         $   19.71
   Net investment income (loss)                                                                                  (0.20)(c)
   Net gains or losses on securities (both realized and unrealized)                                              (5.42)
                                                                                                           ---------------
      Total from investment operations:                                                                          (5.62)
                                                                                                           ---------------
Net asset value, end of period                                                                               $   14.09
                                                                                                           ===============
Total return                                                                                                    (28.51)%
Ratios/supplemental data:
   Net assets, end of period ($million)                                                                      $     0.5
   Ratio of expenses to average net assets                                                                        1.48%*
   Ratio of net investment income (loss) to average net assets                                                   (0.85)%*
   Portfolio turnover rate                                                                                          22%
--------------------------------------------------------------------------------------------------------------------------

*    DATA HAS BEEN ANNUALIZED.
(b) THE DATE WHICH CLASS II SHARES WERE FIRST SOLD TO THE PUBLIC WAS APRIL 10, 2002.
(c)  COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE PERIOD.

                             EQUITY AND INCOME FUND

For a share outstanding throughout each period

                                                                                CLASS I
                                           ------------------------------------------------------------------------------
                                            YEAR ENDED       YEAR ENDED        YEAR ENDED     YEAR ENDED     YEAR ENDED
                                           SEPTEMBER 30,    SEPTEMBER 30,     SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,
                                               2002             2001              2000           1999           1998
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning
   of period                                $    17.45       $    16.50        $   15.68      $    13.99     $   14.49
Income from investment
   operations:
   Net investment income                          0.33(a)          0.08             0.35            0.39          0.29
   Net gains or losses on
      securities (both realized
        and unrealized)                          (0.40)            2.11             2.28            1.72          0.04
                                           ------------------------------------------------------------------------------
      Total from investment
        operations:                              (0.07)            2.19             2.63            2.11          0.33
Less distributions:
   Dividends (from net
      investment income)                         (0.16)           (0.24)           (0.45)          (0.21)        (0.24)
   Distributions (from capital
      gains)                                     (0.04)           (1.00)           (1.36)          (0.21)        (0.59)
                                           ------------------------------------------------------------------------------
      Total distributions                        (0.20)           (1.24)           (1.81)          (0.42)        (0.83)
                                           ------------------------------------------------------------------------------
Net asset value, end of period              $    17.18       $    17.45        $   16.50      $    15.68     $   13.99
                                           ==============================================================================
Total return                                     (0.47)%          14.40%           18.51%          15.32%         2.57%
Ratios/supplemental data:
   Net assets, end of period
      ($million)                            $  2,241.9       $    620.1        $    54.5      $     60.3     $    57.7
   Ratio of expenses to
      average net assets                          0.96%            0.98%            1.24%           1.18%         1.31%
   Ratio of net investment
      income to average net
        assets                                    1.71%            2.07%            3.04%           2.65%         2.39%
   Portfolio turnover rate                          73%             124%              87%             81%           46%
-------------------------------------------------------------------------------------------------------------------------

(a)  COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE PERIOD.

                                                                                               CLASS II
                                                                             -------------------------------------------
                                                                                                             JULY 13,
                                                                                                               2000
                                                                              YEAR ENDED      YEAR ENDED      THROUGH
                                                                             SEPTEMBER 30,   SEPTEMBER 30, SEPTEMBER 30,
                                                                                 2002            2001         2000 (b)
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                           $   17.40      $    16.49     $   15.51
   Net Investment income                                                            0.30(c)         0.07          0.30
   Net gains or losses on securities (both realized
      and unrealized)                                                              (0.40)           2.08          0.68
                                                                             -------------------------------------------
      Total from investment operations:                                            (0.10)           2.15          0.98
Less distributions:
   Dividends (from net investment income)                                          (0.11)          (0.24)         0.00
   Distributions (from capital gains)                                              (0.04)          (1.00)         0.00
                                                                             -------------------------------------------
      Total distributions                                                          (0.15)          (1.24)         0.00
                                                                             -------------------------------------------
Net asset value, end of period                                                 $   17.15      $    17.40     $   16.49
                                                                             ===========================================
Total return                                                                       (0.60)%         14.07%         6.32%
Ratios/supplemental data:
   Net assets, end of period ($million)                                        $   118.7      $      3.3     $     0.4
   Ratio of expenses to average net assets                                          1.20%           1.23%         1.32%*
   Ratio of net investment income to average net assets                             1.50%           1.95%         2.59%*
   Portfolio turnover rate                                                            73%            124%           87%
------------------------------------------------------------------------------------------------------------------------

*    DATA HAS BEEN ANNUALIZED.
(b) THE DATE WHICH CLASS II SHARES WERE FIRST SOLD TO THE PUBLIC WAS JULY 13, 2000.
(c)  COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE PERIOD.

                                   GLOBAL FUND

For a share outstanding throughout each period

                                                                                        CLASS I
                                                            ---------------------------------------------------------------
                                                                                                           AUGUST 4, 1999
                                                             YEAR ENDED        YEAR ENDED     YEAR ENDED      THROUGH
                                                            SEPTEMBER 30,     SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,
                                                                2002              2001           2000         1999 (a)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $    10.83        $   10.91      $     9.18     $   10.00
Income from investment operations:
   Net investment income (Loss)                                    0.00(b)(c)       0.03            0.11          0.01
   Net gains or losses on securities (both
      realized and unrealized)                                     0.76(d)          0.12            1.63         (0.83)
                                                            ---------------------------------------------------------------
      Total from investment operations:                            0.76             0.15            1.74         (0.82)
Less distributions:
   Dividends (from net investment income)                         (0.00)           (0.17)          (0.01)         0.00
   Distributions (from capital gains)                             (0.29)           (0.06)           0.00          0.00
                                                            ---------------------------------------------------------------
      Total distributions                                         (0.29)           (0.23)          (0.01)         0.00
                                                            ---------------------------------------------------------------
Net asset value, end of period                               $    11.30        $   10.83      $    10.91     $    9.18
                                                            ===============================================================
Total return                                                       6.84%            1.37%          18.97%        (8.20)%
Ratios/supplemental data:
   Net assets, end of period ($million)                      $    175.6        $    48.2      $     27.2     $    24.0
   Ratio of expenses to average net assets                         1.55%            1.75%(e)        1.75%(e)      1.75%*(e)
   Ratio of net investment income
      (loss) to average net assets                                (0.01)%           0.00(e)         0.54%(e)      0.98%*(e)
   Portfolio turnover rate                                           86%             114%            147%            7%
---------------------------------------------------------------------------------------------------------------------------

*    DATA HAS BEEN ANNUALIZED.
(a) THE DATE WHICH FUND SHARES WERE FIRST OFFERED FOR SALE TO THE PUBLIC WAS AUGUST 4, 1999.
(b)  AMOUNT ROUNDS TO LESS THAN $(0.01) PER SHARE.
(c)  COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE PERIOD.
(d) THE AMOUNT SHOWN FOR A SHARE OUTSTANDING DOES NOT CORRESPOND WITH THE AGGREGATE NET REALIZED AND UNREALIZED GAIN/LOSS FOR THE PERIOD DUE TO THE TIMING OF PURCHASES AND REDEMPTION OF FUND SHARES IN RELATION TO THE FLUCTUATING MARKET VALUES OF THE FUND.
(e) IF THE FUND HAD PAID ALL OF ITS EXPENSES AND THERE HAD BEEN NO EXPENSE REIMBURSEMENT BY THE ADVISER, RATIOS WOULD HAVE BEEN AS FOLLOWS:

                                           SEPTEMBER 30,    SEPTEMBER 30,     SEPTEMBER 30,
                                               2001             2000              1999
--------------------------------------------------------------------------------------------
Ratio of expenses to average net assets        1.80%            1.96%            2.22%*
Ratio of net income (loss) to average
   net assets                                 (0.05)%           0.34%            0.51%*

                                   GLOBAL FUND

For a share outstanding throughout each period

                                                                               CLASS II
                                                                           ----------------
                                                                           OCTOBER 10, 2001
                                                                               THROUGH
                                                                             SEPTEMBER 30,
                                                                               2002 (a)
-------------------------------------------------------------------------------------------
Net asset value, beginning of period                                          $    11.25
   Net investment income (loss)                                                    (0.03)
   Net gains or losses on securities (both realized and unrealized)                 0.31(b)
                                                                           ----------------
      Total from investment operations:                                             0.28
Less distributions:
   Dividends (from net investment income)                                          (0.00)
   Distributions (from capital gains)                                              (0.29)
                                                                           ----------------
      Total distributions                                                          (0.29)
                                                                           ----------------
Net asset value, end of period                                                $    11.24
                                                                           ================
Total return                                                                        2.31%
Ratios/supplemental data:
   Net assets, end of period ($million)                                       $      0.6
   Ratio of expenses to average net assets                                          1.86%*
   Ratio of net investment income (loss) to average net assets                     (0.26)%*
   Portfolio turnover rate                                                            86%
-------------------------------------------------------------------------------------------

* DATA HAS BEEN ANNUALIZED.
(a) THE DATE WHICH CLASS II SHARES WERE FIRST OFFERED FOR SALE TO THE PUBLIC WAS OCTOBER 10, 2001.
(b) THE AMOUNT SHOWN FOR A SHARE OUTSTANDING DOES NOT CORRESPOND WITH THE AGGREGATE NET REALIZED AND UNREALIZED GAIN/LOSS FOR THE PERIOD DUE TO THE TIMING OF PURCHASES AND REDEMPTION OF FUND SHARES IN RELATION TO THE FLUCTUATING MARKET VALUES OF THE FUND.

                               INTERNATIONAL FUND

For a share outstanding throughout each period

                                                                                    CLASS I
                                                    ---------------------------------------------------------------------------
                                                     YEAR ENDED       YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                    SEPTEMBER 30,    SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,
                                                        2002             2001           2000           1999           1998
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning
   of period                                         $    12.51       $    15.40     $    13.95     $    10.42     $    18.77
Income from investment
   operations:
   Net investment income (loss)                            0.14             0.20           1.02          (0.34)          0.41
   Net gains or losses on
      securities (both realized
        and unrealized)                                   (0.31)           (2.07)          0.92           4.89          (5.32)
                                                    ---------------------------------------------------------------------------
      Total from investment
        operations:                                       (0.17)           (1.87)          1.94           4.55          (4.91)
Less distributions:
   Dividends (from net
      investment income)                                  (0.17)           (0.51)         (0.49)         (0.24)         (0.58)
   Distributions (from
      capital gains)                                       0.00            (0.51)          0.00          (0.78)         (2.86)
                                                    ---------------------------------------------------------------------------
      Total distributions                                 (0.17)           (1.02)         (0.49)         (1.02)         (3.44)
                                                    ---------------------------------------------------------------------------
Net asset value, end of period                       $    12.17       $    12.51     $    15.40     $    13.95     $    10.42
                                                    ===========================================================================
Total return                                              (1.53)%         (13.10)%        14.27%         46.41%        (29.90)%
Ratios/supplemental data:
   Net assets, end of period
      ($million)                                     $  1,393.8       $    738.5     $    782.4     $    811.1     $    756.1
   Ratio of expenses to
      average net assets                                   1.31%            1.30%          1.30%          1.29%          1.32%
   Ratio of net investment
      income (loss) to average
        net assets                                         1.34%            1.40%          1.87%          1.94%          1.95%
   Portfolio turnover rate                                   24%              58%            64%            54%            43%
-------------------------------------------------------------------------------------------------------------------------------

                                                                               CLASS II
                                                              -------------------------------------------
                                                                                             NOVEMBER 4,
                                                                                                1999
                                                               YEAR ENDED     YEAR ENDED      THROUGH
                                                              SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,
                                                                  2002           2001         2000 (a)
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $     12.47     $    15.37     $    14.36
   Net investment income                                             0.15           0.17           0.96
   Net gains or losses on securities (both realized
      and unrealized)                                               (0.37)         (2.10)          0.54
                                                              -------------------------------------------
      Total from investment operations:                             (0.22)         (1.93)          1.50
Less distributions:
   Dividends (from net investment income)                           (0.12)         (0.49)         (0.49)
   Distributions (from capital gains)                                0.00          (0.48)          0.00
                                                              -------------------------------------------
      Total distributions                                           (0.12)         (0.97)         (0.49)
                                                              -------------------------------------------
Net asset value, end of period                                $     12.13     $    12.47     $    15.37
                                                              ===========================================
Total return                                                        (1.76)%       (13.44)%        10.79%
Ratios/supplemental data:
   Net assets, end of period ($million)                       $      48.5     $      1.9     $      0.1
   Ratio of expenses to average net assets                           1.58%          1.64%          1.50%*
   Ratio of net investment income to average net assets              1.33%          0.62%          1.98%*
   Portfolio turnover rate                                             24%            58%            64%
---------------------------------------------------------------------------------------------------------

* DATA HAS BEEN ANNUALIZED.
(a) THE DATE WHICH CLASS II SHARES WERE FIRST SOLD TO THE PUBLIC WAS NOVEMBER 4, 1999.

                          INTERNATIONAL SMALL CAP FUND

For a share outstanding throughout each period

                                                                                    CLASS I
                                                    ---------------------------------------------------------------------------
                                                     YEAR ENDED       YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                    SEPTEMBER 30,    SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,
                                                        2002             2001           2000           1999           1998
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning
   of period                                         $    10.00       $    11.51     $    12.64     $     6.89     $    12.20
Income from investment
   operations:
   Net investment income                                   0.11             0.13           0.23           0.24           0.18
   Net gains or losses on
      securities (both realized
        and unrealized)                                    0.36(a)         (0.81)         (0.66)          5.71          (4.09)
                                                    ---------------------------------------------------------------------------
      Total from investment
        operations:                                        0.47            (0.68)         (0.43)          5.95          (3.91)
Less distributions:
   Dividends (from net
      investment income)                                  (0.16)           (0.34)         (0.11)         (0.20)         (0.06)
   Distributions (from
      capital gains)                                      (0.14)           (0.49)         (0.59)          0.00          (1.34)
                                                    ---------------------------------------------------------------------------
      Total distributions                                 (0.30)           (0.83)         (0.70)         (0.20)         (1.40)
                                                    ---------------------------------------------------------------------------
Net asset value, end of period                       $    10.17       $    10.00     $    11.51     $    12.64     $     6.89
                                                    ===========================================================================
Total return                                               4.68%           (6.18)%        (3.44)%        88.02%        (35.20)%
Ratios/supplemental data:
   Net assets, end of period
      ($million)                                     $    357.7       $    118.9     $     90.3     $    155.4     $     51.8
   Ratio of expenses to
      average net assets                                   1.64%            1.74%          1.77%          1.79%          1.96%
   Ratio of net investment
      income to average
        net assets                                         1.28%            1.83%          1.99%          2.31%          2.17%
   Portfolio turnover rate                                   42%              49%            40%           126%            69%
-------------------------------------------------------------------------------------------------------------------------------

                                                                                                     CLASS II
                                                                                            -------------------------------
                                                                                                               JANUARY 8,
                                                                                                                 2001
                                                                                             YEAR ENDED         THROUGH
                                                                                            SEPTEMBER 30,     SEPTEMBER 30,
                                                                                                2002            2001 (b)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                          $    9.97        $   10.73
   Net investment income                                                                           0.13(c)          0.15
   Net gains or losses on securities (both realized and unrealized)                                0.30(c)(d)      (0.91)
                                                                                            -------------------------------
      Total from investment operations:                                                            0.43            (0.76)
Less distributions:
   Dividends (from net investment income)                                                         (0.12)            0.00
   Distributions (from capital gains)                                                             (0.14)            0.00
                                                                                            -------------------------------
      Total distributions                                                                         (0.26)            0.00
                                                                                            -------------------------------
Net asset value, end of period                                                                $   10.14        $    9.97
                                                                                            ===============================
Total return                                                                                       4.25%           (7.08)%
Ratios/supplemental data:
   Net assets, end of period ($million)                                                       $     0.3        $     0.0
   Ratio of expenses to average net assets                                                         1.87%            1.97%*
   Ratio of net investment income to average net assets                                            1.06%            1.76%*
   Portfolio turnover rate                                                                           42%              49%
---------------------------------------------------------------------------------------------------------------------------

*    DATA HAS BEEN ANNUALIZED.
(a) THE AMOUNT SHOWN FOR A SHARE OUTSTANDING DOES NOT CORRESPOND WITH THE AGGREGATE NET REALIZED AND UNREALIZED GAIN/LOSS FOR THE PERIOD DUE TO THE TIMING OF PURCHASES AND REDEMPTION OF FUND SHARES IN RELATION TO THE FLUCTUATING MARKET VALUES OF THE FUND.
(b) THE DATE WHICH CLASS II SHARES WERE FIRST SOLD TO THE PUBLIC WAS JANUARY 8, 2001.
(c)  COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE PERIOD.
(d) THE AMOUNT SHOWN FOR A SHARE OUTSTANDING DOES NOT CORRESPOND WITH THE AGGREGATE NET REALIZED AND UNREALIZED GAIN/LOSS FOR THE PERIOD DUE TO THE TIMING OF PURCHASES AND REDEMPTION OF FUND SHARES IN RELATION TO THE FLUCTUATING MARKET VALUES OF THE FUND.

                         SUPPLEMENT DATED JULY 16, 2003
                  TO PROSPECTUS OF THE OAKMARK FAMILY OF FUNDS
                             DATED JANUARY 29, 2003

THE OAKMARK SMALL CAP FUND - NEW CO-MANAGER

Edward A. Studzinski, C.F.A., has become co-manager of The Oakmark Small Cap Fund with James P. Benson. Mr. Studzinski has replaced Clyde S. McGregor. Mr. McGregor continues to manage The Oakmark Equity and Income Fund with Mr. Studzinski. Mr. Studzinski joined the Adviser as an analyst in 1995. Previously, Mr. Studzinski was Vice President and Investment Officer at Mercantile National Bank of Indiana. He holds an M.B.A. in Marketing and Finance from Northwestern University (1985), a J.D. from Duke University (1974), and an A.B. in History from Boston College (1971).

THE OAKMARK FAMILY OF FUNDS - NEW ADDRESS

Effective June 1, 2003, the address for The Oakmark Family of Funds has changed to:

   FOR MAIL:                                FOR EXPRESS DELIVERY OR COURIER:
     The Oakmark Funds                        The Oakmark Funds
     P.O. Box 219558                          330 West 9th Street
     Kansas City, MO 64121-9558               Kansas City, MO 64105-1514

                                                                      SUPPJULY03

You can obtain more information about The Oakmark Family of Funds' investments in its semiannual and annual reports to shareowners. These reports contain information on the market conditions and investment strategies that significantly affected The Oakmark Family of Funds' performance during the last fiscal year.
     You may wish to read the Statement of Additional Information (SAI) for more information about The Oakmark Family of Funds. The SAI is incorporated by reference into this prospectus, which means that it is considered to be part of this prospectus.
     You can obtain free copies of The Oakmark Family of Funds' semiannual and annual reports and the SAI, request other information, and discuss your questions about The Oakmark Family of Funds by writing or calling:

     THE OAKMARK FUNDS
     P.O. BOX 8510
     BOSTON, MA 02266-8510
     1-800-OAKMARK
     (1-800-625-6275)

The requested documents will be sent within three business days of your request.
     Other information about each Fund may also be obtained by accessing The Oakmark Family of Funds' website at www.oakmark.com.
     Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR Database on the SEC's internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of the Fund documents may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC's Public Reference Section, 450 5th Street, N.W., Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.

HARRIS ASSOCIATES INVESTMENT TRUST

811-06279